As filed with the Securities and Exchange Commission on May 26, 2000
                                                        Registration No. 2-72428
                                                                        811-2881
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                           Pre-Effective Amendment No.

                         Post-Effective Amendment No. 24                     [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                                Amendment No. 24                             [X]
                        (Check appropriate box or boxes.)


                            LEXINGTON GOLDFUND, INC.
               --------------------------------------------------
               (Exact name of Registrant as specified in Charter)

                             Park 80 West Plaza Two
                         Saddle Brook, New Jersey 07663
                  ---------------------------------------------
                    (Address of principal executive offices)
                  Registrant's Telephone Number: (201) 845-7300


                             Lisa Curcio, Secretary
                            Lexington Goldfund, Inc.
             Park 80 West Plaza Two, Saddle Brook, New Jersey 07663
             ------------------------------------------------------
                     (Name and address of agent for service)

                                 With a copy to:
                              Carl Frischling, Esq.
                       Kramer Levin Naftalis & Frankel LLP
                   919 Third Avenue, New York, New York 10019

                  Approximate date of proposed public offering

It is proposed that this filing will become effective July 26, 2000 pursuant to Paragraph (a)(1) of Rule 485.

The Registrant has registered an indefinite number of shares pursuant to Section 24(f) of the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ending December 31, 1999 was filed on March 31, 2000.

================================================================================

PILGRIM(SM)

FUNDS FOR SERIOUS INVESTORS

                                              Prospectus
                                              Classes: A, B and C
                                              July 26, 2000

                                              U.S. EQUITY FUND
                                              Pilgrim Growth and Income

                                              INTERNATIONAL EQUITY FUNDS
                                              Pilgrim Global Corporate Leaders
                                              Pilgrim International
                                              Pilgrim Worldwide Emerging Markets
                                              Pilgrim Global Technology
                                              Pilgrim SmallCap Asia Growth
                                              Pilgrim Troika Dialog Russia

                                              INCOME FUNDS
                                              Pilgrim GNMA Income
                                              Pilgrim Global Income

                                              PRECIOUS METALS FUNDS
                                              Pilgrim Gold
                                              Pilgrim Silver



This prospectus contains important information about investing in the Pilgrim Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

[GRAPHIC]

These pages contain a description of each of our funds included in this prospectus, including its objective, investment strategy and risks.

OBJECTIVE
[GRAPHIC]

You'll also find:

INVESTMENT STRATEGY
[GRAPHIC]

HOW THE FUND HAS PERFORMED. A chart that shows the fund's financial performance for the past ten years (or since inception, if shorter).

RISKS
[GRAPHIC]

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly-- when you invest in a fund.


HOW THE FUND HAS PERFORMED

WHAT'S INSIDE
An introduction to the Pilgrim Funds                                      1
Funds at a Glance                                                         2


U.S. EQUITY FUND
Pilgrim Growth and Income                                                 4

INTERNATIONAL EQUITY FUNDS
Pilgrim Global Corporate Leaders                                          6
Pilgrim International                                                     8
Pilgrim Worldwide Emerging Markets                                       10
Pilgrim Global Technology                                                13
Pilgrim SmallCap Asia Growth                                             15
Pilgrim Troika Dialog Russia                                             18

INCOME FUNDS
Pilgrim GNMA Income                                                      20
Pilgrim Global Income                                                    22

PRECIOUS METALS FUNDS
Pilgrim Gold                                                             24
Pilgrim Silver                                                           26

What you pay to invest                                                   28
Shareholder guide                                                        31
Management of the Funds                                                  41
Dividends, distributions and taxes                                       45
More information about risks                                             46
Financial highlights                                                     49
Where to go for more information                                      Backcover

INTRODUCTION TO THE PILGRIM FUNDS

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.

[GRAPHIC]

If you have any questions about the Pilgrim Funds, please call your financial consultant or us at 1-800-992-0180.

This prospectus is designed to help you make informed decisions about your investments. In order to make it easy for you to find what you're looking for, we have divided the Pilgrim Funds into four categories.

U.S. EQUITY FUNDS

Our U.S. Equity Funds focus on long-term growth by investing primarily in domestic equities. They may suit you if you:

*    are investing for the long-term-- at least several years.
*    are willing to accept higher risk in exchange for long-term growth.

INTERNATIONAL EQUITY FUNDS

Pilgrim offers International Equity Funds that emphasize a growth approach to international investing, as well as International Equity Funds that apply the technique of "value investing". These Funds focus on long-term growth by investing primarily in foreign equities.

They may suit you if you:

*    are investing for the long-term -- at least several years
*    are looking for exposure to international markets
*    are willing to accept higher risk in exchange for long-term growth.

INCOME FUNDS

Pilgrim offers both aggressive and conservative Income Funds.

They may suit you if you:

*    want a regular stream of income.

Income Funds may suit you if you:

*    want  greater  growth  potential  than a money market fund
*    are willing to accept more risk than a money market fund.

PRECIOUS METALS FUNDS

Pilgrims's Precious Metals Funds seek long-term growth.

They may suit you if you:

*    are investing for the long-term--at least several years
*    are looking for exposure to international markets and precious metals
*    are willing to accept higher risk in exchange for long-term growth.

[GRAPHIC] If you have any questions, please call 1-800-992-0180.

FUNDS AT A GLANCE

This table is a summary of the objectives, main investments and risks of each Pilgrim Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page __.

                                            INVESTMENT
                    FUND                    OBJECTIVE               MAIN INVESTMENTS        MAIN RISKS
                    ----                    ---------               ----------------        ----------
U.S. Equity         Growth and Income       Long-term capital       Equity securities of    Price volatitlity
Fund                Fund Adviser:           appreciation, with      large, ably managed,    and other risks that
                    Pilgrim                 income as a             and well-financed       accompany an
                    Investments, Inc.       secondary objective     U.S. companies          investment in equity
                                                                                            securities.

International       Global Corporate        Long-term growth of     Equity securities       Price volatility and
Equity Funds        Leaders Fund            capital                 and equity              other risks that
                    Adviser: Pilgrim                                equivalents of          accompany an
                    Investments, Inc.                               foreign and U.S.        investment in
                                                                    companies.              [growth-oriented]
                                                                                            foreign equities.
                                                                                            Sensitive to
                                                                                            currency exchange
                                                                                            rates, international
                                                                                            political and
                                                                                            economic conditions
                                                                                            and other risks that
                                                                                            affect foreign
                                                                                            securities.

                    International Fund      Long-term growth of     Equity securities       Price volatility and
                    Adviser: Pilgrim        capital                 and equity              other risks that
                    Investments, Inc.                               equivalents of          accompany an
                                                                    companies outside of    investment in
                                                                    the U.S.                [growth-oriented]
                                                                                            foreign equities.
                                                                                            Sensitive to
                                                                                            currency exchange
                                                                                            rates, international
                                                                                            political and
                                                                                            economic conditions
                                                                                            and other risks that
                                                                                            affect foreign
                                                                                            securities.

                    Worldwide Emerging      Long-term growth of     Equity securities       Price volatility,
                    Markets Fund            capital                 and equity              liquidity and other
                    Adviser: Pilgrim                                equivalents of          risks that accompany
                    Investments, Inc.                               emerging market         an investment in
                                                                    companies.              equities from
                                                                                            emerging countries.
                                                                                            Sensitive to
                                                                                            currency exchange
                                                                                            rates, international
                                                                                            political and
                                                                                            economic conditions
                                                                                            and other risks that
                                                                                            affect foreign
                                                                                            securities.

                    Global Technology       Long-term growth of     Equity securities or    Price volatility due
                    Fund Adviser:           capital                 equity equivalents      to non-diversification
                    Pilgrim Investments,                            of technology or        and concentration in
                    Inc.                                            information             stocks in the
                                                                    infrastructure          technology sector.
                                                                    related companies.      May be sensitive to
                                                                                            currency exchange
                                                                                            rates, international
                                                                                            political and
                                                                                            economic conditions,
                                                                                            illiquidity and
                                                                                            other risks that
                                                                                            affect emerging
                                                                                            market securities.

                    SmallCap Asia Growth    Long-term capital       Equity securities       Price volatility,
                    Fund Adviser:           appreciation            and equity              liquidity and other
                    Pilgrim Investments,                            equivalents of          risks that accompany
                    Inc. Sub-Adviser:                               companies in the        an investment in
                    Crosby Asset                                    Asia region having      equity securities of
                    Management (US) Inc.                            market                  issuers in a single
                                                                    capitalizations of      region. Sensitive to
                                                                    less than $1            currency exchange
                                                                    billion.                rates, international
                                                                                            political and
                                                                                            economic conditions
                                                                                            and other risks that
                                                                                            affect foreign
                                                                                            securities.

                    Troika Dialog Russia    Long-term capital       Equity securities of    Risk due to
                    Fund Adviser:           appreciation            Russian companies.      extremely volatile
                    Pilgrim Investments,                                                    and often illiquid
                    Inc. Sub-Adviser:                                                       nature of the
                    Troika Dialog Asset                                                     Russian securities
                    Management (Cayman                                                      markets, and
                    Islands), Ltd.                                                          volatility due to
                                                                                            non-diversification
                                                                                            of investments.
                                                                                            Particularly
                                                                                            sensitive to Russian
                                                                                            political and
                                                                                            economic conditions,
                                                                                            currency exchange
                                                                                            rates, and other
                                                                                            risks that affect
                                                                                            funds investing in
                                                                                            securities of a
                                                                                            single country.
                                                                                            Potential for
                                                                                            expropriation,
                                                                                            dilution,
                                                                                            devaluation, default
                                                                                            or excessive
                                                                                            taxation by the
                                                                                            Russian government.

Income Funds        GNMA Income Fund        High current income,    Mortgage-backed GNMA    Credit, interest
                    Adviser: Pilgrim        consistent with         Certificates that       rate, prepayment and
                    Investments, Inc.       liquidity and safety    are guaranteed as to    other risks that
                                            of principal            the timely payment      accompany an
                                                                    of principal and        investment in
                                                                    interest by the U.S.    government bonds and
                                                                    Government.             mortgage related
                                                                                            investments.
                                                                                            Generally has less
                                                                                            credit risk than the
                                                                                            other income funds.

                    Global Income Fund      High current income,    Foreign and domestic    Credit, liquidity,
                    Adviser: Pilgrim        with capital            high yield, lower       interest rate and
                    Investments, Inc.       appreciation as a       rated or unrated        other risks that
                                            secondary objective     debt securities.        accompany an
                                                                                            investment in
                                                                                            lower-quality debt
                                                                                            securities.
                                                                                            Particularly
                                                                                            sensitive to credit
                                                                                            risk during economic
                                                                                            downturns. May also
                                                                                            present price
                                                                                            volatility from
                                                                                            foreign securities.
                                                                                            May be sensitive to
                                                                                            currency exchange
                                                                                            rates, international
                                                                                            political and
                                                                                            economic conditions,
                                                                                            and other risks.

Precious Metals     Gold Fund Adviser:      Capital appreciation    Gold and securities     Price volatility due
Funds               Pilgrim Investments,    and a hedge against     of companies engaged    to non-diversification
                    Inc.                    the loss of buying      in mining or            and concentration in
                                            power of the U.S.       processing gold         the gold/precious
                                            Dollar                  throughout the          metals industry. The
                                                                    world.                  market for gold and
                                                                                            other precious
                                                                                            metals is widely
                                                                                            unregulated and is
                                                                                            located in foreign
                                                                                            countries that have
                                                                                            the potential for
                                                                                            instability.
                                                                                            Precious metals earn
                                                                                            no income, have higher
                                                                                            transaction/storage
                                                                                            costs, and realize
                                                                                            gain only with an
                                                                                            increase in market
                                                                                            price.

                    Silver Fund Adviser:    Maximum total return    Securities of           Price volatility due
                    Pilgrim Investments,    from long-term          companies which are     to non-diversification
                    Inc.                    growth of capital       engaged in the          and concentration in
                                            and income              exploration, mining,    stocks in the silver
                                                                    processing,             industry. The market
                                                                    fabrication or          for silver is
                                                                    distribution of         limited and widely
                                                                    silver and in silver    unregulated and is
                                                                    bullion.                located in foreign
                                                                                            countries that have
                                                                                            the potential for
                                                                                            instability.
                                                                                            Precious metals earn
                                                                                            no income, have higher
                                                                                            transaction/storage
                                                                                            costs, and realize
                                                                                            gain only with an
                                                                                            increase in market
                                                                                            price.

U.S. EQUITY FUNDS                                      ADVISER
                                                       PILGRIM INVESTMENTS, INC.

PILGRIM GROWTH AND INCOME FUND

OBJECTIVE

*    The  Fund's   principal   investment   objective   is   long-term   capital
     appreciation. Income is a secondary objective.

INVESTMENT STRATEGY

The Fund will invest at least 65% of its total assets in common stocks of U.S. companies, which may include dividend paying securities and securities convertible into shares of common stock. The Fund seeks to invest in large, ably managed and well financed companies. The investment approach is to identify high quality companies with good earnings and price momentum which sell at attractive valuations.

The Fund may invest the remaining 35% of its assets in foreign securities and smaller capitalization companies.

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Fund also may invest in small and medium-sized companies, which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

                                               GROWTH & INCOME FUND
                                               --------------------
              90                                            %
                                                    --------
              91                                            %
                                                    --------
              92                                            %
                                                    --------
              93                                            %
                                                    --------
              94                                            %
                                                    --------
              95                                            %
                                                    --------
              96                                            %
                                                    --------
              97                                            %
                                                    --------
              98                                            %
                                                    --------
              99                                            %
                                                    --------

----------
(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares. The returns in the bar chart are based upon the performance of the Fund's Class A shares, adjusted to reflect the current Class A expenses.

Best and worst quarterly performance during this period:

[___ quarter 199__:  _____%]
[___ quarter 199__:  _____%]

The Fund's year-to-date total return as of June 30, 2000 was _____%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index.

Average Annual Total Returns

                                            Class A (3) (4)    S&P 500 Index (5)
                                            ---------------    -----------------
One year, ended December 31, 1999              [_____]%             [_____]%
Five years, ended December 31, 1999            [_____]%             [_____]%
Ten years, ended December 31, 1999             [_____]%             [_____]%

(3) This table shows the performance of the Class A shares of the Fund. Class B and Class C shares were not offered during the period ended December 31, 1999.
(4)  Reflects a deduction of sales charge of 5.75%.
(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies.

INTERNATIONAL EQUITY FUNDS                             ADVISER
                                                       PILGRIM INVESTMENTS, INC.

PILGRIM GLOBAL CORPORATE LEADERS FUND

OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital through investment in equity securities and equity equivalents of foreign and U.S. companies.

INVESTMENT STRATEGY

The Fund normally invests at least 65% of its total assets in a diversified portfolio of blue chip securities that the adviser believes represent "corporate leaders" in their respective industries.

The Fund may invest in the securities of companies and governments of the following regions:

*    Asia Region (including Japan);
*    Europe;
*    Latin America;
*    Africa;
*    North America (including U.S. and Canada); and
*    Other areas and countries as the adviser may decide from time to time.

The Fund will normally invest in at least three different countries. The Fund intends to select the countries, currencies and companies that provide the greatest potential for long-term growth.

The Fund may invest 35% of its total assets in:

*    securities of smaller capitalization companies;
*    debt securities; and
*    other investments.

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Fund also may invest in small and medium-sized companies, which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

DEBT SECURITIES -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

                                                   GLOBAL CORPORATE LEADERS FUND
                                                   -----------------------------
         90                                                           %
                                                             ---------
         91                                                           %
                                                             ---------
         92                                                           %
                                                             ---------
         93                                                           %
                                                             ---------
         94                                                           %
                                                             ---------
         95                                                           %
                                                             ---------
         96                                                           %
                                                             ---------
         97                                                           %
                                                             ---------
         98                                                           %
                                                             ---------
         99                                                           %
                                                             ---------

----------
(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares. The returns in the bar chart are based upon the performance of the Fund's Class A shares, adjusted to reflect the current Class A expenses.

Best and worst quarterly performance during this period:

[___ quarter 199__:  _____%]
[___ quarter 199__:  _____%]

The Fund's year-to-date total return as of June 30, 2000 was _____%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the MSCI World Index.

Average Annual Total Returns

                                         Class A (3) (4)   MSCI World Index (5)
                                         ---------------   --------------------
One year, ended December 31, 1999            [_____]%            [_____]%
Five years, ended December 31, 1999          [_____]%            [_____]%
Ten years, ended December 31, 1999           [_____]%            [_____]%

(3)  This table shows the performance of the Class A shares of the Fund.
(4)  Reflects a deduction of sales charge of 5.75%.
(5) The Morgan Stanley Capital International World (MSCI World) Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East.

INTERNATIONAL EQUITY FUNDS                             ADVISER
                                                       PILGRIM INVESTMENTS, INC.

PILGRIM INTERNATIONAL FUND

OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital through investment in equity securities and equity equivalents of companies outside of the U.S.

INVESTMENT STRATEGY

The Fund will invest at least 65% of its total assets in securities and equivalents of companies outside of the U.S. The Fund generally invests the remaining 35% of its total assets in a similar manner, but may invest those assets in companies in the United States, in debt securities or other investments.

The Fund intends to provide investors with the opportunity to invest in a portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among the various countries and geographic regions, the Fund considers such factors as prospects for relative economic-growth; expected levels of inflation and interest rates; government polices influencing business conditions; the range of investment opportunities available to international investors; and other pertinent financial, tax, social, political and national factors - all in relation to prevailing prices of the securities in each country or region.

RISKS

You could lose money on an investment in the Fund. The Fund's investments may be affected by the following additional risks:

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging, market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries: It may also be more difficult to buy and sell securities in emerging market countries.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. [The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.]

MARKET TRENDS -- from time to time, the stock market may not favor the stocks that the Fund invests in.

DEBT SECURITIES -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

                                                   INTERNATIONAL FUND
                                                   ------------------

         94                                                      %
                                                        ---------
         95                                                      %
                                                        ---------
         96                                                      %
                                                        ---------
         97                                                      %
                                                        ---------
         98                                                      %
                                                        ---------
         99                                                      %
                                                        ---------

----------
(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares. The returns in the bar chart are based upon the performance of the Fund's Class A shares, adjusted to reflect the current Class A expenses.

Best and worst quarterly performance during this period:

[___ quarter 199__:  _____%]
[___ quarter 199__:  _____%]

The Fund's year-to-date total return as of June 30, 2000 was _____%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the MSCI EAFE Index.

Average Annual Total Returns

                                           Class A (3) (4)   MSCI EAFE Index (5)
                                           ---------------   -------------------
One year, ended December 31, 1999             [_____]%            [_____]%
Five years, ended December 31, 1999           [_____]%            [_____]%
Since inception of Class A (6)                [_____]%            [_____]%

(3) This table shows the performance of the Class A shares of the Fund. Class B and Class C shares were not offered during the period ended December 31, 1999.
(4)  Reflects a deduction of sales charge of 5.75%.
(5)  The Morgan Stanley Capital  International Europe Australasia Far East (MSCI
     EAFE) Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia, and the Far East.
(6)  Class A commenced operations on ______________.

INTERNATIONAL EQUITY FUNDS                             ADVISER
                                                       PILGRIM INVESTMENTS, INC.
                                                       SUB-ADVISER
                                                       STRATOS ADVISORS, INC.

PILGRIM WORLDWIDE EMERGING MARKETS FUND

OBJECTIVE

* The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities and equity equivalents of emerging market companies.

INVESTMENT STRATEGY

The Fund will invest at least 65% of its total assets according to its investment objective. The Fund's definition of emerging markets includes, but is not limited to, the following:

* Africa: Botswana, Egypt, Ghana, Ivory Coast, Kenya, Mauritius, Morocco, Namibia, South Africa, Swaziland, Tunisia, Zambia and Zimbabwe;

* Asia: Bahrain, Bangladesh, China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand;

*    Europe: Croatia, Cyprus, Czech Republic, Estonia, Finland, Greece, Hungary,
     Latvia,  Lithuania,   Poland,  Portugal,   Romania,  Russia,  Slovakia  and
     Slovenia;

*    The Middle East: Israel, Jordan, Lebanon, Oman and Turkey;

* Latin America: Argentina, Bolivia, Brazil, Chile, Colombia, Ecuador, Mexico, Nicaragua, Peru and Venezuela.

The adviser considers an emerging markets company to be any company domiciled in an emerging market country, or any company that derives 50% or more of its total revenue from either goods or services produced or sold in countries with emerging markets.

The Fund may invest the remaining 35% of its assets in equity securities without regard to whether the issuer qualifies as an emerging market company, debt securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market company or the government of an emerging market country, short-term or medium-term debt securities or other types of securities.

The Fund's investment approach is to focus on positive returns through long-term capital gains. The investment strategy is based on a top-down approach that compares macro trends, such as economics, politics, industry trends, and commodity trends on a relative basis. Countries are grouped regionally and globally and ranked based on their macro scores. Once specific countries are identified as relative outperformers, specific companies are selected as investments. The selection process for selecting individual companies is based on fundamental research, industry themes, and identifying specific catalysts for growth.

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the securities in which the Fund invests, or may not favor equities at all.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

INABILITY TO SELL SECURITIES -- securities of emerging market companies trade in lower volume and may be less liquid than securities of companies in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

DEBT SECURITIES -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

                                      WORLDWIDE EMERGING MARKETS FUND
                                      -------------------------------
         90                                             %
                                                --------
         91                                             %
                                                --------
         92                                             %
                                                --------
         93                                             %
                                                --------
         94                                             %
                                                --------
         95                                             %
                                                --------
         96                                             %
                                                --------
         97                                             %
                                                --------
         98                                             %
                                                --------
         99                                             %
                                                --------

----------
(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares. The returns in the bar chart are based upon the performance of the Fund's Class A shares, adjusted to reflect the current Class A expenses.
(3) Prior to June 17, 1991, the Fund operated under a different investment objective.

Best and worst quarterly performance during this period:

[___ quarter 199__:  _____%]
[___ quarter 199__:  _____%]

The Fund's year-to-date total return as of June 30, 2000 was _____%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that two broad measures of market performance -- the MSCI Emerging Markets Free Index and the MSCI EAFE Index.

AVERAGE ANNUAL TOTAL RETURNS

                                        Class A (4) (5)  MSCI EMF Index (6)   MSCI EAFE Index (7)
                                        ---------------  ------------------   -------------------
One year, ended December 31, 1999          [_____]%           [_____]%              [_____]%
Five years, ended December 31, 1999        [_____]%           [_____]%              [_____]%
Ten years, ended December 31, 1999         [_____]%           [_____]%              [_____]%

(4)  This table shows the performance of the Class A shares of the Fund.
(5)  Reflects a deduction of sales charge of 5.75%.
(6) The Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.
(7)  The Morgan Stanley Capital  International Europe Australasia Far East (MSCI
     EAFE) Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia, and the Far East.

INTERNATIONAL EQUITY FUNDS                             ADVISER
                                                       PILGRIM INVESTMENTS, INC.
                                                       SUB-ADVISER
                                                       STRATOS ADVISORS, INC.

PILGRIM GLOBAL TECHNOLOGY FUND

OBJECTIVE

The Fund's investment objective is to seek long term growth of capital. This objective may not be changed without the approval of shareholders, and there is no assurance that the Fund will achieve its objective.

INVESTMENT STRATEGY

The Fund seeks to achieve its objective by investing at least 80% of its total assets in equity securities or equity equivalents of technology or information infrastructure related companies. The adviser considers technology or information age companies to be in the following sectors: biotechnology, broadcasting and media content, computers, electronic components and equipment, electronic commerce and data services, data processing, information systems, internet, medical technology, networking, office automation, on-line services, semiconductors, semiconductor capital equipment, server hardware producers, software companies, telecommunications, telecommunications equipment and services, and companies involved in the distribution, servicing, science and development of these industries.

The Fund expects that such companies will be located within Africa, Asia, Europe, the Middle East and Latin America. However, the Fund is not limited to these countries and may invest in any country so long as it meets the Fund's objective. Many of the regions in which the Fund will invest will include emerging market countries.

The Fund's portfolio managers use a "bottom-up" approach in stock selection focusing on those companies that they believe have rising earnings expectations and rising valuations. The Fund seeks growth companies with long-term capital appreciation potential. In selecting individual securities the adviser looks for companies that it believes display or are expected to display the following characteristics:

     *   Robust growth prospects
     *   High profit margins or return on capital
     *   Attractive valuations relative to expected earnings or cash flow
     *   Quality management
     *   Unique technological and competitive advantages

The Fund generally sells a stock if the adviser believes that its target price has been reached, its earnings are disappointing, its revenue growth has slowed or its underlying fundamentals have deteriorated. In addition, the adviser will overlay a top-down macro economic and political screening process in order to assess country specific risks and enhance returns. The Fund may invest in larger, more established companies or in smaller or unseasoned companies.

The Fund may invest the remaining 20% of its assets in debt securities denominated in U.S. or foreign currencies.

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

RISKS OF CONCENTRATION IN THE TECHNOLOGY SECTOR -- because the Fund's investments are concentrated in the technology sector, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If the securities of companies in the technology sector fall out of favor, the Fund could underperform funds that focus on other types of companies. In addition, investments in companies in the rapidly changing fields of technology and science face special risks such as competitive pressures and technological obsoleescence and may be subject to greater governmental regulation than many other industries.

NON-DIVERSIFICATION RISK -- The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company.

DEBT SECURITIES -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

HOW THE FUND HAS PERFORMED

The Fund does not have a performance history because it commenced operations on ___________, 1999.

INTERNATIONAL EQUITY FUNDS                   ADVISER
                                             PILGRIM INVESTMENTS, INC.
                                             SUB-ADVISER
                                             CROSBY ASSET MANAGEMENT (U.S.) INC.

PILGRIM SMALL CAP ASIA GROWTH FUND

OBJECTIVE

* The Fund's investment objective is to seek long-term capital appreciation primarily by investing in equity securities and equity equivalents of companies in the Asia Region having market capitalizations of less than $1 billion.

INVESTMENT STRATEGY

The Fund will normally invest at least 65% of its total assets in equity securities of smaller companies in the Asia Region. The Fund will primarily invest in listed securities but may also invest in unlisted securities.

The Fund intends to invest primarily in companies which:

     *    have proven management;
     *    are undervalued and under-researched by the investment community;
     *    are within industry sectors with strong growth prospects; and
     * which have potential investment returns that are superior to the Asian market as a whole.

The Fund may invest 35% of its total assets in:

     *    companies with market capitalizations of $1 billion or more;
     *    companies outside the Asia Region (e.g. Australia or New Zealand);
     *    debt securities; and
     *    other investments.

The Fund considers the following countries to be in the Asia Region:(1)

Bangladesh      India          Malaysia            Singapore      Taiwan
China           Indonesia      Pakistan            Sri Lanka      Thailand
Hong Kong       Korea          The Philippines     Vietnam

----------
(1) The Fund considers a company to be within the Asia Region if its principal securities' trading market is located in the Asia Region.

The Fund will normally invest in at least three different countries. The Fund does not intend to invest in Japanese securities.

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is-the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund invests in small companies, which may be more susceptible to price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

RISKS OF FOREIGN INVESTING -- foreign investments maybe riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

RISKS OF THE ASIA-PACIFIC REGION -- the Asia-Pacific region includes countries in various stages of economic, development, including emerging market countries. In 1997 and 1998, securities markets in Asian countries suffered significant downturns and volatility, and currencies lost value in relation to the U.S. dollar. Currency devaluation in any one country may have a significant effect on the entire region. Increased political or social unrest in some or all Asian countries could cause further economic and market uncertainty.

RISKS OF CONCENTRATION -- because the Fund concentrates on a single region of the world, the Fund's performance may be more volatile than that of a Fund that invests globally. If Asia-Pacific securities fall out of favor, it may cause the Fund to underperform funds that focus on other types of stocks.

INABILITY TO SELL SECURITIES -- securities of smaller and emerging market companies trade in lower volume and may be less liquid than securities of companies in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

                                             SMALL CAP ASIA GROWTH FUND
                                             --------------------------
95                                                     -4.39%
96                                                     25.50%
97                                                    -42.32%
98                                                    -19.41%
99

----------
(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares. The returns in the bar chart are based upon the performance of the Fund's Class A shares, adjusted to reflect the current Class A expenses.

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

[___ quarter 199__:  _____%]
[___ quarter 199__:  _____%]

The Fund's year-to-date total return as of June 30, 2000 was _____%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that two broad measures of market performance -- the MSCI Far East Free ex Japan Index and the MSCI EAFE Index.

AVERAGE ANNUAL TOTAL RETURNS

                                                         MSCI FAR EAST FREE EX
                                       CLASS A (3) (4)      JAPAN INDEX (5)      MSCI EAFE INDEX (6)
                                       ---------------      ---------------      -------------------
One year, ended December 31, 1999         [_____]%              [_____]%               [_____]%
Five years, ended December 31, 1999       [_____]%              [_____]%               [_____]%
Since inception of Class A (7)            [_____]%              [_____]%               [_____]%

(3) This table shows the performance of the Class A shares of the Fund. Class B shares were not offered during the period ended December 31, 1999.
(4)      Reflects a deduction of sales charge of 5.75%.
(5) The Morgan Stanley Capital International (MSCI) Far East Free ex Japan Index is an unmanaged index that measures the performance of securities listed on exchanges in the Far East markets except Japan.
(6) The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia, and the Far East.
(7)      Class A commenced operations on July 3, 1995.

INTERNATIONAL EQUITY FUNDS                      ADVISER
                                                PILGRIM INVESTMENTS, INC.
                                                SUB-ADVISER
                                                TROIKA DIALOG ASSET
                                                MANAGEMENT (CAYMAN ISLANDS) LTD.

PILGRIM TROIKA DIALOG RUSSIA FUND

OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Russian companies.

INVESTMENT STRATEGY

The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity securities and equity equivalents of Russian companies. The Fund may invest the other 35% of its total assets in debt securities issued by Russian companies and debt securities issued or guaranteed by the Russian government. The Fund may also invest in the equity securities of issuers outside of Russia which the Fund believes will experience growth in revenue and profits from participation in the development of the economies of the former Soviet Union.

When the Fund anticipates unusual markets or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses, but may mean lost opportunities.

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

RISKS OF INVESTING IN SECURITIES OF RUSSIAN COMPANIES

The following risks apply to all mutual funds that invest in securities of Russian companies including Lexington Troika Dialog Russia Fund.

POLITICAL RISK. Since the breakup of the Soviet Union in 1991, Russia has experienced and continues to experience dramatic political and social change. Russia is undergoing a rapid transition from a centrally-controlled command system to a more market-oriented democratic model. The Fund may be affected unfavorably by political developments, social instability, changes in government policies, and other political and economic developments.

MARKET CONCENTRATION AND LIQUIDITY RISK. The Russian securities markets are substantially smaller, less liquid and more volatile than the securities markets in the United States. A few issuers represent a large percentage of market capitalization and trading volume. Due to these factors and despite the Fund's policy on liquidity, it may be difficult for the Fund to buy or sell some securities because of the poor liquidity.

LACK OF RELIABLE FINANCIAL INFORMATION. There may not be available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards.

UNFAVORABLE ACTIONS. There is the potential for unfavorable action such as expropriation, dilution, devaluation, default or excessive taxation by the Russian government or any of its agencies or political subdivisions with respect to investments in Russian securities by or for the benefit of foreign entities.

The Fund's investments will include investments in Russian companies that have characteristics and business relationships common to companies outside of Russia, and as a result, outside economic forces may cause fluctuations in the value of securities held by the Fund.

SETTLEMENT AND CUSTODY RISK. Ownership of shares in Russian companies is recorded by the companies themselves and by registrars instead of through a central registration system. It is possible that the Fund's ownership rights could be lost through fraud or negligence. Since the Russian banking institutions and registrars are not guaranteed by the state, the Fund may not be able to pursue claims on behalf of the Fund's shareholders.

RISKS OF CONCENTRATION -- because the Fund concentrates on a single region of the world, the Fund's performance may be more volatile than that of a fund that invests globally. If Russian securities fall out of favor, it may cause the Fund to underperform funds that focus on other types of stocks.

LOWER QUALITY DEBT SECURITIES -- Junk bonds are highly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of securities to make principal and interest payments than with higher-grade debt securities.

NON-DIVERSIFICATION RISK -- The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company.

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

                                          TROIKA DIALOG RUSSIA FUND
                                          -------------------------
              96                                         %
                                                 --------
              97                                         %
                                                 --------
              98                                         %
                                                 --------
              99                                         %
                                                 --------

----------
(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares. The returns in the bar chart are based upon the performance of the Fund's Class A shares, adjusted to reflect the current Class A expenses.

Best and worst quarterly performance during this period:

[___ quarter 199__:  _____%]
[___ quarter 199__:  _____%]

The Fund's year-to-date total return as of June 30, 2000 was _____%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that two broad measures of market performance -- the Moscow Times Index and the Russian Trading System Index.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                RUSSIAN TRADING
                                      CLASS A (3)(4)   MOSCOW TIMES INDEX (5)   SYSTEM INDEX (6)
                                      --------------   ----------------------   ----------------
One year, ended December 31, 1999         [_____]%            [_____]%               [_____]%
Since inception of Class A (7)            [_____]%            [_____]%               [_____]%


(3) This table shows the performance of the Class A shares of the Fund. Class B shares were not offered during the period ended December 31, 1999.
(4)  Reflects a deduction of sales charge of 5.75%.
(5)  [Add description of Moscow Times Index]
(6)  [Add description of Russian Trading System Index]
(7)  Class A commenced operations on July 3, 1996.

INCOME FUNDS                                           ADVISER
                                                       PILGRIM INVESTMENTS, INC.

PILGRIM GNMA INCOME FUND

OBJECTIVE

     * The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") Certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

INVESTMENT STRATEGY

Under normal conditions, the Fund will invest at least 80% of the value of its total assets in Government National Mortgage Association ("GNMA") mortgage-backed securities (also known as "GNMA Certificates"). The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury securities.

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PREPAYMENT RISK -- Through investment in GNMA securities, the Fund may expose you to certain risks which may cause you to lose money. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund's yields will decline correspondingly.

Please refer to the statement of additional information for a complete description of GNMA Certificates and Modified Pass Through GNMA Certificates. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

                                                   GNMA INCOME FUND
                                                   ----------------
               90                                             %
                                                      --------
               91                                             %
                                                      --------
               92                                             %
                                                      --------
               93                                             %
                                                      --------
               94                                             %
                                                      --------
               95                                             %
                                                      --------
               96                                             %
                                                      --------
               97                                             %
                                                      --------
               98                                             %
                                                      --------
               99                                             %
                                                      --------

----------
(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares. The returns in the bar chart are based upon the performance of the Fund's Class A shares, adjusted to reflect the current Class A expenses.

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

[___ quarter 199__:  _____%]
[___ quarter 199__:  _____%]

The Fund's year-to-date total return as of June 30, 2000 was _____%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Mortgage-Backed Securities Index.

AVERAGE ANNUAL TOTAL RETURNS

                                                             LEHMAN BROTHERS
                                                             MORTGAGE-BACKED
                                        CLASS A (3) (4)    SECURITIES INDEX (5)
                                        ---------------    --------------------
One year, ended December 31, 1999          [_____]%             [_____]%
Five years, ended December 31, 1999        [_____]%             [_____]%
Ten years, ended December 31, 1999         [_____]%             [_____]%


(3) This table shows the performance of the Class A shares of the Fund. Class B and Class C shares were not offered during the period ended December 31, 1999.
(4)  Reflects a deduction of sales charge of 4.75%.
(5) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that measures [add description of index].

INCOME FUNDS                                           ADVISER
                                                       PILGRIM INVESTMENTS, INC.

PILGRIM GLOBAL INCOME FUND

OBJECTIVE

The Fund's investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated or unrated debt securities.

INVESTMENT STRATEGY

The Fund invests in a variety of foreign and domestic high yield, lower rated or unrated debt securities.

The Fund, under normal conditions, invests substantially all of its assets in lower rated or unrated debt securities of domestic companies, companies in developed foreign countries, and companies in emerging markets. The credit quality of the foreign debt securities which the Fund intends to buy is generally equal to U.S. corporate debt securities known as "junk bonds". The debt securities in which the Fund invests consist of bonds, notes, debentures and other similar instruments. The Fund may invest in debt securities issued by foreign governments, their agencies and instrumentalities, central banks, commercial banks and other corporate entities. The Fund may invest up to 100% of its total assets in domestic and foreign debt securities that are rated below investment grade or are of comparable quality. The Fund may also invest in securities that are in default as to payment of principal and/or interest, and bank loan participations and assignments.

The Fund's investment strategy stresses diversification to help reduce the Fund's price volatility. Global fixed income securities are divided into four categories. The categories reflect whether the securities are U.S. dollar denominated or not and whether borrowers are in developed markets or emerging markets. The Fund then seeks to select the best values in each of these four segments. The balance the Fund maintains between these sectors attempts to limit the price volatility.

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than other income funds because it invests in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long term maturities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

INABILITY TO SELL SECURITIES -- high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging markets countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

NON-DIVERSIFICATION RISK -- The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company.

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

                                                   GLOBAL INCOME FUND
                                                   ------------------
                90                                             %
                                                       --------
                91                                             %
                                                       --------
                92                                             %
                                                       --------
                93                                             %
                                                       --------
                94                                             %
                                                       --------
                95                                             %
                                                       --------
                96                                             %
                                                       --------
                97                                             %
                                                       --------
                98                                             %
                                                       --------
                99                                             %
                                                       --------

----------
(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares. The returns in the bar chart are based upon the performance of the Fund's Class A shares, adjusted to reflect the current Class A expenses.

(3) Prior to December 31, 1994, the Fund operated under a different investment objective.

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

[___ quarter 199__:  _____%]
[___ quarter 199__:  _____%]

The Fund's year-to-date total return as of June 30, 2000 was _____%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Global Bond Index.

AVERAGE ANNUAL TOTAL RETURNS

                                                                 LEHMAN BROTHERS
                                                                   GLOBAL BOND
                                                CLASS A (4) (5)     INDEX (6)
                                                ---------------     ---------
One year, ended December 31, 1999                  [_____]%          [_____]%
Five years, ended December 31, 1999                [_____]%          [_____]%
Ten years, ended December 31, 1999                 [_____]%          [_____]%

(4) This table shows the performance of the Class A shares of the Fund. Class B and Class C shares were not offered during the period ended December 31, 1999.
(5)  Reflects a deduction of sales charge of 4.75%.
(6) The Lehman Brothers Global Bond Index is an unmanaged index that measures [add description of index].

PRECIOUS METALS FUNDS                                  ADVISER
                                                       PILGRIM INVESTMENTS, INC.

PILGRIM GOLD FUND

OBJECTIVE

The Fund's investment objective is to attain capital appreciation and hedge against the loss of buying power of the U.S. Dollar as may be obtained through investment in gold and securities of companies engaged in mining or processing gold throughout the world.

INVESTMENT STRATEGY

Under normal conditions the Fund will invest at least 65% of the value of its total assets in gold and the equity securities of companies engaged in mining or processing gold ("gold-related securities"). The Fund may also invest in other precious metals, including platinum, palladium and silver. The Fund intends to invest less than half of the value of its assets in gold and other precious metals.

The Fund's performance and ability to meet its objective will be largely dependent on the market value of gold. The portfolio manager seeks to maximize on advances and minimize on declines by monitoring and anticipating shifts in the relative values of gold related companies throughout the world. A substantial portion of the Fund's investments will be in the securities of foreign issuers.

RISKS

You could lose money on an investment in the Fund. The Fund's investments may be affected by the following additional risks:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

PRECIOUS METALS RISK -- the Fund's focus on precious metals and precious metal stocks may expose the investor to additional risks. The market for gold or other precious metals is concentrated in countries that have the potential for instability and the market for gold and other precious metals is widely unregulated. As a result, the price of precious gold and precious metal stocks, and therefore the Fund, may fluctuate significantly. Precious metal investments have the following characteristics: they earn no income; transaction and storage costs may be higher; and the Fund will realize gain only with an increase in the market price.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging, market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries: It may also be more difficult to buy and sell securities in emerging market countries.

NON-DIVERSIFICATION RISK -- The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company.

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

                                                      GOLD FUND
                                                      ---------
              90                                              %
                                                      --------
              91                                              %
                                                      --------
              92                                              %
                                                      --------
              93                                              %
                                                      --------
              94                                              %
                                                      --------
              95                                              %
                                                      --------
              96                                              %
                                                      --------
              97                                              %
                                                      --------
              98                                              %
                                                      --------
              99                                              %
                                                      --------

----------
(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares. The returns in the bar chart are based upon the performance of the Fund's Class A shares, adjusted to reflect the current Class A expenses.

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

[___ quarter 199__:  _____%]
[___ quarter 199__:  _____%]

The Fund's year-to-date total return as of June 30, 2000 was ____%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that two broad measures of market performance -- the S&P 500 Index and gold bullion.

AVERAGE ANNUAL TOTAL RETURNS

                                       CLASS A (3) (4)   S&P 500 INDEX (5)   GOLD BULLION (6)
                                       ---------------   -----------------   ----------------
One year, ended December 31, 1999          [_____]%           [_____]%           [_____]%
Five years, ended December 31, 1999        [_____]%           [_____]%           [_____]%
Ten years, ended December 31, 1999         [_____]%           [_____]%           [_____]%

(3)  This table shows the performance of the Class A shares of the Fund.
(4)  Reflects a deduction of sales charge of 5.75%.
(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies.
(6)  [Add description of Gold Bullion]

PRECIOUS METALS FUNDS                                  ADVISER
                                                       PILGRIM INVESTMENTS, INC.

PILGRIM SILVER FUND

OBJECTIVE

The Fund's investment objective is to maximize total return on its assets from long-term growth of capital and income principally through investment in a portfolio of securities which are engaged in the exploration, mining, processing, fabrication or distribution of silver ("silver-related companies") and in silver bullion.

INVESTMENT STRATEGY

The Fund will seek to achieve its objective through investment in common stocks of established silver-related companies and in silver bullion which have the potential for long-term growth of capital or income, or both. The common stocks of silver-related companies in which the Fund intends to invest may or may not pay dividends. The Fund may also invest in other types of securities of silver-related companies including convertible securities, preferred stocks, bonds, notes and warrants. When the adviser believes that the return on debt securities will equal or exceed the return on common stocks, the Fund may, in pursuing its objective of maximizing growth and income, substantially increase its holding in debt securities.

The securities in which the Fund invests include issues of established silver-related companies domiciled in the United States, Canada and Mexico as well as other silver producing countries throughout the world. At least 80% of the Fund's assets will be invested in established silver-related companies which have been in business more than three years. Approximately 80% of silver is provided as a by-product or co-product of other mining operations, such as gold mining. The Fund has the ability to significantly increase its exposure to silver by increasing its holding of silver bullion.

RISKS

You could lose money on an investment in the Fund. The Fund's investments may be affected by the following additional risks:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

PRECIOUS METALS RISK -- the Fund's focus on precious metals and precious metal stocks may expose the investor to additional risks. The market for silver is relatively limited, the sources of silver are concentrated in countries that have the potential for instability and the market for silver is widely unregulated. As a result, the price of silver, and therefore the Fund, may fluctuate significantly. Precious metal investments have the following characteristics: they earn no income; transaction and storage costs may be higher; and the Fund will realize gain only with an increase in the market price.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging, market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries: It may also be more difficult to buy and sell securities in emerging market countries.

DEBT SECURITIES -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

NON-DIVERSIFICATION RISK -- The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company.

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

                                                     SILVER FUND
                                                     -----------
              92                                              %
                                                      --------
              93                                              %
                                                      --------
              94                                              %
                                                      --------
              95                                              %
                                                      --------
              96                                              %
                                                      --------
              97                                              %
                                                      --------
              98                                              %
                                                      --------
              99                                              %
                                                      --------

----------
(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares. The returns in the bar chart are based upon the performance of the Fund's Class A shares, adjusted to reflect the current Class A expenses.

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

[___ quarter 199__:  _____%]
[___ quarter 199__:  _____%]

The Fund's year-to-date total return as of June 30, 2000 was ____%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that two broad measures of market performance -- the S&P 500 Index and silver bullion.

AVERAGE ANNUAL TOTAL RETURNS

                                       CLASS A (3)(4)   S&P 500 INDEX (5)  SILVER BULLION (6)
                                       --------------   -----------------  ------------------
One year, ended December 31, 1999          [_____]%          [_____]%           [_____]%
Five years, ended December 31, 1999        [_____]%          [_____]%           [_____]%
Since inception of Class A (7)             [_____]%          [_____]%           [_____]%

(3)  This table shows the performance of the Class A shares of the Fund.
(4)  Reflects a deduction of sales charge of 5.75%.
(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies.
(6)  [Add description of Silver Bullion]
(7)  Class A commenced operations on January 2, 1992.

WHAT YOU PAY TO INVEST

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for each of the Pilgrim Funds.

Fees you pay directly

                                                CLASS A   CLASS B(1)  CLASS C(1)
                                                -------   ----------  ----------
MAXIMUM SALES CHARGE ON YOUR INVESTMENT
(AS A % OF OFFERING PRICE) %
Equity Funds and Precious Metals Funds           5.75(2)     none        none
Income Funds                                     4.75(2)     none        none

MAXIMUM DEFERRED SALES CHARGE (AS A % OF
  PURCHASE OR SALES PRICE, WHICHEVER IS LESS)
Equity Funds and Precious Metals Funds           None(3)     5.00(4)     1.00(5)
Income Funds                                     None(3)      N/A         N/A

----------
(1)  Not all Funds offer Classes B and C. Please see page __.
(2)  Reduced for purchases of $50,000 and over. Please see page __.
(3) A contingent deferred sales charge of no more than 1% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page __.
(4) Imposed upon redemption within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page __.
(5)  Imposed upon redemption within 1 year from purchase.

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1) (AS A % OF AVERAGE NET ASSETS)

CLASS A

                                              DISTRIBUTION                   TOTAL
                                              AND SERVICE                     FUND
                                 MANAGEMENT      (12b-1)       OTHER       OPERATING     FEE WAIVER       NET
       FUND                         FEE           FEES        EXPENSES      EXPENSES    BY ADVISER(2)   EXPENSES
       ----                         ---           ----        --------      --------    -------------   --------
Growth and Income            %      0.63          0.25           --           --             --            --
Global Corporate Leaders     %      1.00          0.25           --           --             --            --
International                %      1.00          0.25           --           --             --            --
Worldwide Emerging Markets   %      1.00          0.25           --           --             --            --
Global Technology            %      1.25          0.25           --           --             --            --
SmallCap Asia Growth         %      1.25          0.25           --           --             --            --
Troika Dialog Russia         %      1.25          0.25           --           --             --            --
GNMA Income                  %      0.57          0.25           --           --             --            --
Global Income                %      1.00          0.25           --           --             --            --
Gold                         %      0.92          0.25           --           --             --            --
Silver                       %      1.00          0.25           --           --             --            --

WHAT YOU PAY TO INVEST

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS B (3)

                                                DISTRIBUTION                TOTAL
                                                AND SERVICE                  FUND
                                  MANAGEMENT       (12b-1)      OTHER     OPERATING    FEE WAIVER      NET
      FUND                            FEE           FEES       EXPENSES    EXPENSES   BY ADVISER(2)  EXPENSES
      ----                            ---           ----       --------    --------   -------------  --------
Growth and Income            %                      1.00
International                %                      1.00
SmallCap Asia Growth         %                      1.00
Troika Dialog Russia         %                      1.00
GNMA Income                  %                      1.00
Global Income                %                      1.00

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS C (3)

                                                DISTRIBUTION                TOTAL
                                                AND SERVICE                  FUND
                                  MANAGEMENT       (12b-1)       OTHER    OPERATING    FEE WAIVER       NET
      FUND                            FEE           FEES       EXPENSES    EXPENSES   BY ADVISER(2)  EXPENSES
      ----                            ---           ----       --------    --------   -------------  --------
Growth and Income            %                      1.00
International                %                      1.00
GNMA Income                  %                      1.00
Global Income                %                      1.00

----------
(1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimates are based on each Fund's actual operating expenses for its most recent complete fiscal year and fee waivers to which the adviser has agreed.
(2) Pilgrim Investments has entered into expense limitation agreements with each Fund [CONFIRM] under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to Pilgrim Investments within [three] years.
(3) Because Class B and Class C shares are new for the Funds, their expenses are estimated based on Class A expenses.

WHAT YOU PAY TO INVEST

EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the Pilgrim Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS A

FUND                              1 YEAR       3 YEARS      5 YEARS     10 YEARS
----                              ------       -------      -------     --------

Growth and Income
Global Corporate Leaders
International
Worldwide Emerging Markets
Global Technology
SmallCap Asia Growth
Troika Dialog Russia
GNMA Income
Global Income
Gold
Silver

CLASS B

                                         IF YOU SELL YOUR SHARES                IF YOU DON'T SELL YOUR SHARES
                                  -------------------------------------     ------------------------------------
FUND                              1 YEAR  3 YEARS   5 YEARS    10 YEARS     1 YEAR   3 YEARS  5 YEARS   10 YEARS
----                              ------  -------   -------    --------     ------   -------  -------   --------
Growth and Income
International
SmallCap Asia Growth
Troika Dialog Russia
GNMA Income
Global Income

CLASS C

                                         IF YOU SELL YOUR SHARES                IF YOU DON'T SELL YOUR SHARES
                                  -------------------------------------     ------------------------------------
FUND                              1 YEAR  3 YEARS   5 YEARS    10 YEARS     1 YEAR   3 YEARS  5 YEARS   10 YEARS
----                              ------  -------   -------    --------     ------   -------  -------   --------
Growth and Income
International
GNMA Income
Global Income

SHAREHOLDER GUIDE -- CHOOSING A SHARE CLASS

PILGRIM PURCHASE OPTIONS(TM)

Depending upon the Fund, you may select from up to three separate classes of shares: Class A, Class B, and Class C.

CLASS A

     *    Front-end sales charge, as described on the next page.
     *    Distribution and service (12b-1) fees of 0.25%.

CLASS B

     * No front-end sales charge; all your money goes to work for you right away.
     *    Distribution and service (12b-1) fees of 1%.
     *    A contingent deferred sales charge, as described on the next page.
     * Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.
     * Not offered by Global Corporate Leaders Fund, Worldwide Emerging Markets Fund, Global Technology Fund, Gold Fund and Silver Fund.

CLASS C

     * No front-end sales charge; all your money goes to work for you right away.
     *    Distribution and service (12b-1) fees of 1%.
     * A 1% contingent deferred sales charge on shares sold within one year of purchase.
     * No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.
     * Not offered by Global Corporate Leaders Fund, Worldwide Emerging Markets Fund, Global Technology Fund, SmallCap Asia Growth Fund, Troika Dialog Russia Fund, Gold Fund and Silver Fund.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the contingent deferred sales charge. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your investment professional.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund has adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

SHAREHOLDER GUIDE -- CHOOSING A SHARE CLASS

SALES CHARGE CALCULATION

CLASS A (1)

Class A shares of the Funds are sold subject to the following sales charge:

                              EQUITY FUNDS AND
                            PRECIOUS METAL FUNDS             INCOME FUNDS
                           ------------------------   --------------------------
                            AS A %                      AS A %
                            OF THE       AS A % OF      OF THE        AS A % OF
                           OFFERING         NET        OFFERING          NET
YOUR INVESTMENT              PRICE      ASSET VALUE     PRICE        ASSET VALUE
---------------              -----      -----------     -----        -----------

Less than $50,000              5.75          6.10         4.75           4.99
$50,000 - $99,999              4.50          4.71         4.50           4.71
$100,000 - $249,999            3.50          3.63         3.50           3.63
$250,000 - $499,999            2.50          2.56         2.50           2.56
$500,000 - $1,000,000          2.00          2.04         2.00           2.04
$1,000,000 and over        See below                  See below

----------
(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares will be subject to a contingent deferred sales charge if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                       PERIOD DURING WHICH
YOUR INVESTMENT                   CDSC                    CDSC APPLIES
---------------                   ----                    ------------
$1,000,000 to $2,499,999          1.00%                      2 years
$2,500,000 to $4,999,999          0.50%                      1 year
$5,000,000 and over               0.25%                      1 year

CLASS B AND CLASS C

Class B and Class C shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

CLASS B DEFERRED SALES CHARGE

                                              CDSC ON SHARES
YEARS AFTER PURCHASE                            BEING SOLD
--------------------                            ----------
1st year                                            5%
2nd year                                            4%
3rd year                                            3%
4th year                                            3%
5th year                                            2%
6th year                                            1%
After 6th year                                     none

CLASS C DEFERRED SALES CHARGE

                                              CDSC ON SHARES
YEARS AFTER PURCHASE                            BEING SOLD
--------------------                            ----------
1st year                                            1%
After 1st year                                     none

To keep your CDSC as low as possible, each time you place a request to redeem shares the Funds will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

SHAREHOLDER GUIDE -- CHOOSING A SHARE CLASS

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

LETTER OF INTENT -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.

RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end Pilgrim Fund you already own to the amount of your next purchase for purposes of calculating the sales charge.

COMBINATION PRIVILEGE -- shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

See the Account Application or the Statement of Additional Information for details, or contact your financial representative or the Shareholder Servicing Agent for more information.

CDSC Waivers. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

     *    redemptions   following  the  death  or  permanent   disability  of  a
          shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

     * for Class B shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

     *    mandatory distributions from a tax-deferred retirement plan or an IRA.

     * If you think you may be eligible for a CDSC waiver, contact your financial representative or the Shareholder Servicing Agent.

REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of a Pilgrim Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or the Shareholder Servicing Agent. Consult the SAI for more information.

SALES CHARGE WAIVERS. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent, or see the Statement of Additional Information.

SHAREHOLDER GUIDE -- HOW TO PURCHASE SHARES

The minimum initial investment amounts for the Pilgrim Funds are as follows:

     *    Non-retirement accounts: $1,000
     *    Retirement accounts: $250
     * Pre-Authorized Investment Plan: $100 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. The Pilgrim Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000.00 ($250.00 for IRA's).

RETIREMENT PLANS

The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. Investors Fiduciary Trust Company (IFTC) acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. IFTC currently receives a $12 custodial fee annually for the maintenance of such accounts.

                                  INITIAL                              ADDITIONAL
     METHOD                      INVESTMENT                            INVESTMENT
     ------                      ----------                            ----------
By Contacting Your        A investment professional with     Visit or consult a investment
Investment Professional   an authorized firm can help you    professional.
                          establish and maintain your
                          account.

By Mail                   Visit or consult with a            Fill out the Account Additions
                          investment professional. Make      form included on the bottom of
                          your check payable to the          your account statement along
                          Pilgrim Funds and mail it,         with your check payable to the
                          along with a completed             Fund and mail them to the
                          Application. Please indicate       address on the account
                          your investment professional on    statement. Remember to write
                          the New Account Application        your account number on the
                                                             check.

By Wire                   Call the Pilgrim Operations        Wire the funds in the same
                          Department at (800) 336-3436       manner described under
                          to obtain an account number        "Initial Investment."
                          and indicate your financial
                          consultant on the account.
                          Instruct your bank to wire
                          funds to the Fund in the care
                          of: Investors Fiduciary Trust
                          Co. ABA #101003621 Kansas
                          City, MO credit to:
                          ___________ (the Fund) A/C
                          #751-8315; for further credit
                          to: _________________
                          Shareholder A/C
                          #_________________ (A/C # you
                          received over the telephone)
                          Shareholder Name:
                          ________________________
                          (Your Name Here) After wiring
                          funds you must complete the
                          Account Application and send
                          it to: Pilgrim Funds P.O. Box
                          219368 Kansas City, MO 64121-6368

SHAREHOLDER GUIDE -- HOW TO REDEEM SHARES

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

     *    Your account must have a current value of at least $10,000.
     *    Minimum withdrawal amount is $100.
     *    You  may  choose  from  monthly,  quarterly,   semi-annual  or  annual
          payments.

For additional information, contact the Shareholder Servicing Agent, see the Account Application or the Statement of Additional Information.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

METHOD                   PROCEDURES
------                   ----------
By Contacting Your       You may redeem by contacting your investment
Investment Professional  professional. Investment professionals  may charge for their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

By Mail Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:
                         Pilgrim Funds
                         P.O.  Box 219368
                         Kansas City, MO 64121-6368
                         If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

SHAREHOLDER GUIDE -- TRANSACTION POLICIES

NET ASSET VALUE

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the net asset value of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

SHAREHOLDER GUIDE -- TRANSACTION POLICIES

EXCHANGES

You may exchange shares of a Fund for shares of the same class of any other Pilgrim Fund, without paying any additional sales charge. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long term investment and not as a short-term trading vehicle. The adviser may prohibit excessive exchanges (more than four per year). The adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end Pilgrim Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

MANAGEMENT OF THE FUNDS                                                  ADVISER

Pilgrim Investments, Inc. ("Pilgrim") serves as the investment adviser to each of the Funds. Pilgrim has overall responsibility for the management of the Funds. Pilgrim provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, Pilgrim is registered as an investment adviser. As of ___________, 2000, Pilgrim managed over $____ billion in assets. Pilgrim acquired certain assets of previous advisers to certain of the Funds in separate transactions that closed on April 7, 1995, May 21, 1999 and July 26, 2000. Pilgrim is an indirect wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar") (NYSE: RLR). Through its subsidiaries, ReliaStar offers individuals and institutions life insurance and annuities, employee benefits, products and services, life and health reinsurance, retirement plans, mutual funds, bank products, and personal finance education.

Prior to July 26, 2000, Lexington Management Corporation ("Lexington") served as investment adviser to the Funds. On July 26, 2000, ReliaStar acquired Lexington Global Asset Management, Inc., the parent company of Lexington, and it was merged into Pilgrim's parent company, Pilgrim Capital Corporation.

Pilgrim's principal address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

Pilgrim receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

         FUND                                       ADVISORY FEE
         ----                                       ------------
         Growth and Income
         Global Corporate Leaders
         International
         Worldwide Emerging Markets
         Global Technology
         SmallCap Asia Growth
         Troika Dialog Russia
         GNMA Income
         Global Income
         Goldfund
         Silver

Pilgrim Directly Manages the Portfolios of the Following Funds:

PILGRIM GROWTH AND INCOME FUND

ALAN H. WAPNICK. Mr. Wapnick is a member of an investment management team that manages the Pilgrim Global Corporate Leaders Fund. Mr. Wapnick is the lead manager for Pilgrim Growth and Income Fund. Mr. Wapnick is Senior Vice President, Director of Domestic Investment Equity Strategy of LMC. Prior to joining LMC in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J.&W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick graduated from Dartmouth College and received an M.B.A. from Columbia University.

PILGRIM GLOBAL CORPORATE LEADERS FUND

The following individuals share responsibility for the day-to-day management of the Global Corporate Leaders Fund:

RICHARD T. SALER. Mr. Saler is a member of an investment management team that manages the Pilgrim Global Corporate Leaders Fund. He is the lead manager of an investment management team for Pilgrim International Fund. Mr. Saler is Senior Vice President, Director of International Investment Strategy of LMC. Mr. Saler is responsible for international investment analysis and portfolio management at LMC. He has thirteen years of investment experience. Mr. Saler has focused on international markets since first joining LMC in 1986. In 1991 he was a strategist with Nomura Securities and rejoined LMC in 1992. Mr. Saler graduated from New York University with a B.S. Degree in Marketing and from New York University's Graduate School of Business Administration with an M.B.A. in Finance.

PHILIP A. SCHWARTZ, CFA. Mr. Schwartz is also a member of an investment management team that manages the Pilgrim Global Corporate Leaders Fund and Pilgrim International Fund. Mr. Schwartz is a Vice President at LMC, a Chartered Financial Analyst and a member of the New York Society of Security Analysts. He is responsible for international investment analysis and portfolio management at LMC, and has twelve years of investment experience. Prior to joining LMC in 1993, Mr. Schwartz was Vice President of European Research Sales with Cheuvreux De Virieu in Paris and New York, serving the institutional market. Prior to Cheuvreux, he was affiliated with Olde and Co. and Kidder, Peabody as a stockbroker. Mr. Schwartz earned his B.A. and M.A. Degrees from Boston University.

ALAN H. WAPNICK.  Please see biography under Pilgrim Growth and Income Fund.

PILGRIM INTERNATIONAL FUND

The following individuals share responsibility for the day-to-day management of the International Fund:

RICHARD T. SALER. Please see biography under Pilgrim Global Corporate Leaders Fund.

PHILLIP A. SCHWARTZ, CFA. Please see biography under Pilgrim Global Corporate Leaders Fund.

PILGRIM GNMA INCOME FUND

DENIS P. JAMISON, CFA. Mr. Jamison manages the Pilgrim GNMA Income Fund, Lexington Money Market Trust and Pilgrim Global Income Fund. Mr. Jamison is Senior Vice President and Director of Fixed Income Strategy of LMC. Mr. Jamison is responsible for fixed-income portfolio management. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts. Prior to joining LMC in 1981, Mr. Jamison spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison graduated from the City College of New York with a B.A. in Economics.

ROSEANN G. MCCARTHY. Ms. McCarthy is a co-manager of the Pilgrim GNMA Income Fund and the Lexington Money Market Trust. Ms. McCarthy is an Assistant Vice President of LMC. Prior to joining the Fixed Income Department in 1997, she was Mutual Fund Marketing and Research Coordinator. Prior to 1995, Ms. McCarthy was Fund Statistician and a Shareholder Service Representative for the Lexington
Funds. Ms. McCarthy is a graduate of Hofstra University with a B.B.A. in Marketing and has an M.B.A. in Finance from Seton Hall University.

PILGRIM GLOBAL INCOME FUND

DENIS P. JAMISON, CFA.  Please see biography under Pilgrim GNMA Income Fund.

PILGRIM GOLDFUND

JAMES A. VAIL, CFA. Mr. Vail manages the Pilgrim Goldfund and the Pilgrim Silver Fund. Mr. Vail is a Vice President of LMC and is responsible for precious metals analysis and portfolio management at LMC. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and has 25 years of investment experience. Prior to joining LMC in 1991, Mr. Vail held investment research positions with Chemical Bank, Oppenheimer & Co., Robert Fleming Inc. and most recently, Beacon Trust Company, where he was a Senior Investment Analyst. Mr. Vail is a graduate of St. Peter's College with a B.S. and holds an M.B.A. in Finance from Seton Hall University.

PILGRIM SILVER FUND

JAMES A.  VAIL, CFA.  Please see biography under Pilgrim Goldfund.

SUB-ADVISERS

PILGRIM WORLDWIDE EMERGING MARKETS FUND
PILGRIM GLOBAL TECHNOLOGY FUND

Stratos Advisors, Inc. (Stratos) is the sub-adviser of Pilgrim Worldwide Emerging Markets Fund and Pilgrim Global Technology Fund. Stratos is located at 20 Exchange Place, 52nd Floor, New York, NY 10005. Stratos provides investment advice and management to the Pilgrim Worldwide Emerging Markets Fund and Pilgrim Global Technology Fund.

ALFREDO M. VIEGAS. Mr. Viegas is a member of the portfolio management team for Pilgrim Worldwide Emerging Markets Fund. Mr. Viegas is Chief Executive Officer and Senior Portfolio Manager of Stratos. In 1995, Mr. Viegas established VZB Partners LLC ("VZB"), an offshore investment manager. Mr. Viegas is responsible for corporate analysis and bottom-up research. He has concentrated on analyzing equity opportunities not only in emerging markets but also in newly developing or frontier markets where the quality of public available information is scarce and direct research is imperative. Prior to VZB, Mr. Viegas was Vice President and Latin American Equity Strategist for emerging markets with Salomon Brothers from 1993 to 1995. From 1991 to 1993, he was a research analyst with Morgan Stanley. Mr. Viegas is a graduate of Wesleyan University with a B.A. in Classics and Medieval History.

MOHAMMED ZAIDI. Mr. Zaidi is a member of the Portfolio Management team for the Pilgrim Worldwide Emerging Markets Fund. Mr. Zaidi is a Portfolio Manager at Stratos. Mr. Zaidi is responsible for fundamental corporate analysis with a particular focus on Asian and Middle Eastern markets as well as the Risk Control Officer. Mr. Zaidi has been a Portfolio Manager at VZB since 1997. Mr. Zaidi was Chief Financial Officer and a Partner at Paradigm Software, Inc. from 1992 to 1995. Mr. Zaidi is a graduate of the University of Pennsylvania with a B.S. in Economics from the Wharton School. Mr. Zaidi also holds an M.B.A. in Finance from M.I.T. Sloan School of Management.

PILGRIM SMALL CAP ASIA GROWTH FUND.

Crosby Asset Management (US) Inc. (Crosby) is the sub-adviser of the Pilgrim Small Cap Asia Growth Fund. Crosby is located at 32/F Asia Pacific Finance Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong. Crosby is a subsidiary of Crosby Group, Hong Kong. Crosby provides investment advice and management to Pilgrim Small Cap Asia Growth Fund.

CHRISTINA LAM. Ms. Lam is the lead manager on a portfolio management team that manages the Pilgrim Small Cap Asia Growth Fund. Ms. Lam is Vice President and Portfolio Manager of the Pilgrim Small Cap Asia Growth Fund. Ms. Lam joined Crosby Asset Management in 1991. She is responsible for the investment management of the listed equity portfolios under the management of Crosby Asset Management. After graduating with a Law Degree with Honors from Warwick
University, she qualified as a Barrister from Lincoln's Inn in London. In 1987 she joined Schroder Securities Limited in Hong Kong as an investment analyst, where her coverage included the utilities, industrials and retail sectors and conglomerates.

PILGRIM TROIKA DIALOG RUSSIA FUND.

Troika Dialog Asset Management (Cayman Islands) Ltd. ("TDAM") is the sub-adviser of Pilgrim Troika Dialog Russia Fund. TDAM is located at ______________________. TDAM provides investment advice and management to Pilgrim Troika Dialog Russia Fund. TDAM is a majority owned subsidiary of The Bank of Moscow.

TIMOTHY D. MCCARTHY is a member of the portfolio management team that manages the Pilgrim Troika Dialog Russia Fund. Mr. McCarthy has a B.S. degree in Economics from the State University of New York at Oneonta and an M.B.A. from the State University of New York at Binghamton. He joined Troika Dialog, Moscow in July, 1998. Prior to May, 1998 he was an Executive Director with Alfa Asset Management, Moscow. From January, 1995 to March, 1997 he was co-founder and director of Capital Regent Securities, a Moscow based investment and advisory firm. From June, 1990 to December, 1994 he was a consultant and senior consultant with Deloitte & Touche Management Consulting in New York.

RICHARD M. HISEY, C.F.A. Mr. Hisey is a member of the portfolio management team and investment strategist for the Pilgrim Troika Dialog Russia Fund. Mr. Hisey is Managing Director and Chief Financial Officer of LMC. He is also a Vice President and a member of the Board of Directors of the Lexington Family of Mutual Funds. Mr. Hisey is Executive Vice President and Chief Financial Officer of Lexington Global Assets Managers, Inc., the parent company of LMC. He sits on the Investment Company Institute's Accounting/Treasurers, International and Tax Committees. He is a Chartered Financial Analyst and is a member of the New York Society of Security Analysts. Prior to joining LMC in 1986, Mr. Hisey was a Senior Financial Analyst for Richardson Vicks, Inc. Mr. Hisey is a graduate with Distinction of the University of Connecticut with a Bachelor of Arts in Soviet and Eastern European Studies. His undergraduate work included studies at Middlebury College and at Leningrad State University in the former Soviet Union. He also holds an M.B.A. from the University of Connecticut.

RUBEN VARDANIAN is a member of the portfolio management team that manages the Pilgrim Troika Dialog Russia Fund. Mr. Vardanian is Chairman of the Board of Troika Dialog Asset Management. He is Vice Chairman of the Board of Directors of the Depository Clearing Company, Moscow. He is a member of the expert council of the Federal Securities Commission of Russia and a Director of the Russian Trading System (RTS). He is also Chairman of the Board of Directors of the Russian Capital markets self-regulatory organization (NAUFOR). Mr. Vardanian received a Masters Degree with Distinction from the Finance Department of Moscow State University. He received post-graduate training with Banca CRT in Italy and with the Emerging Markets Division of Merrill Lynch in New York.

PAVEL TEPLUKHIN. Dr. Teplukhin is a member of the portfolio management team that manages the Pilgrim Troika Dialog Russia Fund. He is the President of Troika Dialog Asset Management. Dr. Teplukhin received a diploma in Economics and a Doctorate in Economic Analysis and Statistics from Moscow State University. He also received a Master of Science in Economics/ Macroeconomics from the London School of Economics. From 1993 to 1996, Dr. Teplukhin was Economic Adviser to the First Deputy Prime Minister at the Ministry of Finance of the Russian Federation.

OLEG LARICHEV is a member of the portfolio management team that manages the Pilgrim Troika Dialog Russia Fund. Mr. Larichev received a Master of Arts in Economics from the New Economic School, Moscow and a Diploma in Computer Graphics from Moscow State University. He has been associated with Troika Dialog, Moscow since September, 1996. Prior to September, 1996 he was an economics expert with the Russian European Center for Economic Policy. Prior to April, 1995 he held part-time positions with the World Bank and the Moscow office of the London School of Economics.

DIVIDENDS, DISTRIBUTIONS DIVIDENDS/TAXES AND TAXES

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, as follows:

      ANNUALLY (1)            SEMI-ANNUALLY(1)    QUARTERLY(2)     MONTHLY(3)
      ------------            ----------------    ------------     ----------
                              Growth and Income
Global Corporate Leaders
International
Worldwide Emerging Markets
Global Technology
SmallCap Asia Growth
Troika Dialog Russia
                                                                   GNMA Income
                                                  Global Income
Gold
Silver

----------
(1)  Distributions normally expected to consist primarily of capital gains.
(2) Distributions normally expected to consist on an annual basis of a variable combination of capital gains and ordinary income.
(3)  Distributions normally expected to consist primarily of ordinary income.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, B or C shares of a Fund invested in another Pilgrim Fund which offers the same class shares. If you are a shareholder of Pilgrim Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end Pilgrim Fund.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the Statement of Additional Information for additional information. You should rely your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

MORE INFORMATION ABOUT RISKS

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this prospectus and in the Statement of Additional Information are discretionary, which means that the adviser or sub-adviser can decide whether to use them or not. The adviser or sub-adviser of a Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

INVESTMENTS IN FOREIGN SECURITIES. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

MORE INFORMATION ABOUT RISKS

EMERGING MARKETS INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasonal financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

INABILITY TO SELL SECURITIES -- some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

HIGH YIELD SECURITIES. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

U.S. GOVERNMENT SECURITIES. Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

MORE INFORMATION ABOUT RISKS

MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

INTERESTS IN LOANS. Certain Funds may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

DERIVATIVES. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

TEMPORARY DEFENSIVE STRATEGIES. When the adviser or sub-adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

PORTFOLIO TURNOVER. Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

OTHER RISKS

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, each Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

BORROWING. Each Fund may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. Each Fund may make short sales. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this prospectus apply at the time of investment.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent auditor, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                U.S. EQUITY FUND

                             GROWTH AND INCOME FUND

PER SHARE OPERATING PERFORMANCE                       1999       1998        1997         1996         1995        1994
                                                     -------   --------    --------     --------     --------    --------
Net Asset Value, Beginning of Period                           $  20.27    $  18.56     $  15.71     $  14.36    $  16.16
  Net investment income (loss)                                       --        0.05         0.07         0.22        0.17
  Net realized and unrealized gain (loss)
    from investment operations                                     4.30        5.46         4.08         3.00       (0.68)
  Total income (loss) from investment operations
  Less distributions:                                              4.30        5.51         4.15         3.22       (0.51)
   Distributions from net investment income                          --       (0.07)       (0.13)       (0.22)      (0.16)
   Distributions in excess of net investment income                  --          --           --           --          --
   Distributions from net realized gains                          (2.66)      (3.73)       (1.17)       (1.65)      (0.91)
   Distributions in excess of net realized gains                  (2.66)      (3.80)       (1.30)       (1.87)      (1.29)
Total distributions                                            $  21.91    $  20.27     $  18.56     $  15.71    $  14.36
                                                               --------    --------     --------     --------    --------
Net asset value, end of period                                    21.42%      30.36%       26.46%       22.57%      (3.11)%

TOTAL RETURN                                                   $245,790    $228,037     $200,309     $138,901    $124,829

RATIOS/SUPPLEMENTAL DATA                                           1.16%       1.17%        1.13%        1.09%       1.15%
  Net assets, end of period (thousands)                            1.16%       1.17%        1.13%        1.09%       1.15%
  Ratio of expenses to average net assets,
    before reimbursement or waiver                                 0.06%       0.21%        0.43%        1.38%       1.06%
  Ratio of expenses to average net assets, net
    of reimbursement or waiver                                     0.06%       0.21%        0.43%        1.38%       1.06%
  Ratio of net investment income (loss) to average
    net assets, net of reimbursement or waiver                    63.20%      88.15%      101.12%      159.94%      63.04%
  Ratio of net investment income (loss) to average
    net assets, net of reimbursement or waiver
  Portfolio Turnover Rate

                           INTERNATIONAL EQUITY FUNDS

                          GLOBAL CORPORATE LEADERS FUND

PER SHARE OPERATING PERFORMANCE                      1999      1998       1997        1996        1995
                                                    -------   -------    -------     -------     -------
Net Asset Value, Beginning of Period                          $ 10.59    $ 11.28     $ 11.32     $ 11.17
  Net investment income (loss)                                   0.99       0.03        0.01        0.09
  Net realized and unrealized gain (loss)
    from investment operations                                   1.02       0.73        1.84        1.10
  Total income (loss) from investment operations                 2.01       0.76        1.85        1.19
  Less distributions:
   Distributions from net investment income                     (0.80)     (0.09)      (0.16)      (0.29)
   Distributions in excess of net investment income                --         --          --       (0.13)
   Distributions from net realized gains                        (2.34)     (1.36)      (1.73)      (0.62)
   Distributions in excess of net realized gains                   --         --          --          --
Total distributions                                             (3.14)     (1.45)      (1.89)      (1.04)
Net asset value, end of period                                $  9.46    $ 10.59     $ 11.28     $ 11.32
                                                              -------    -------     -------     -------

TOTAL RETURN                                                    19.06%      6.90%      16.43%      10.69%

RATIOS/SUPPLEMENTAL DATA
  Net asset, end of period (thousands)                        $17,803    $35,085     $37,223     $53,614
  Ratio of expenses to average net assets,
    before reimbursement or waiver                               2.12%      1.75%       1.90%       1.67%
  Ratio of expenses to average net assets, net
    of reimbursement or waiver                                   2.12%      1.75%       1.90%       1.67%
  Ratio of net investment income (loss) to average
    net assets, before reimbursement or waiver                  (0.06)%     0.23%       0.11%       0.48%
  Ratio of net investment income (loss) to average
    net assets, before reimbursement or waiver                  (0.06)%     0.23%       0.11%       0.48%
  Portfolio Turnover Rate                                      137.33%    177.48%     128.05%     166.35%

----------
*    Annualized.
(a)  SmallCap Fund commenced operations on January 2, 1996.
(b)  Small Cap Asia Growth Fund commenced operations on July 3, 1995.

                               INTERNATIONAL FUND

PER SHARE OPERATING PERFORMANCE                       1999      1998       1997       1996       1995
                                                     -------   -------    -------    -------    -------
Net Asset Value, Beginning of Period                           $ 10.10    $ 10.86    $ 10.60    $ 10.37
  Net investment income (loss)                                    0.17       0.07      (0.02)     (0.01)
  Net realized and unrealized gain (loss)
    from investment operations                                    1.74       0.10       1.45       0.61
  Net realized and unrealized gain (loss)
    from investment operations                                    1.91       0.17       1.43       0.60
  Less distributions:
   Distributions from net investment income                      (0.06)     (0.13)     (0.20)        --
   Distributions in excess of net investment income                 --         --         --      (0.35)
   Distributions from net realized gains                         (0.34)     (0.80)     (0.97)     (0.02)
   Distributions in excess of net realized gains                    --         --         --         --
Total distributions                                              (0.40)     (0.93)     (1.17)     (0.37)
Net asset value, end of period                                 $ 11.61    $ 10.10    $ 10.86    $ 10.60
                                                               -------    -------    -------    -------

TOTAL RETURN                                                     19.02%      1.61%     13.57%      5.77%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (thousands)                        $24,000    $19,949    $18,891    $17,855
  Ratio of expenses to average net assets, before                 2.25%      2.15%      2.45%      2.46%
  Ratio of expenses to average net assets, net of                 1.75%      1.75%      2.45%      2.46%
  Ratio of expenses to average net assets, net of
    reimbursement or waiver                                      (0.16)%     0.13%     (0.39)%    (0.12)%
  Ratio of net investment income (loss) to average
    net assets, before reimbursement or waiver                    0.35%      0.53%     (0.39)%    (0.12)%
  Portfolio Turnover Rate                                       143.67%    122.56%    113.55%    137.72%

----------
*    Annualized.
#    (before, or net of) reimbursement or waiver or redemption fee proceeds.
(c) The Fund's commencement of operations was June 3, 1996 with the investment of its initial capital. The Fund's registration statement with the Securities and Exchange Commission became effective on July 3, 1996. Financial results prior to the effective date of the Fund's registration statement are not presented in this Financial Highlights Table.

                         WORLDWIDE EMERGING MARKETS FUND

PER SHARE OPERATING PERFORMANCE                        1999      1998        1997        1996         1995
                                                      -------   -------    --------    --------     --------
Net Asset Value, Beginning of Period                            $ 10.18    $  11.49    $  10.70     $  11.47
  Net investment income (loss)                                     0.12        0.01          --         0.08
  Net realized and unrealized gain (loss) from
    investment operations                                         (3.08)      (1.32)       0.79        (0.76)
  Total income (loss) from investment operations                  (2.96)      (1.31)       0.79        (0.68)
  Less distributions:
   Distributions from net investment income                       (0.09)         --          --        (0.08)
   Distributions in excess of net investment income                  --          --          --        (0.01)
   Distributions from net realized gains                             --          --          --           --
                                                                -------    --------    --------     --------
   Distributions in excess of net realized gains                     --          --          --           --
Total distributions                                               (0.09)         --          --        (0.09)
Net asset value, end of period                                  $  7.13    $  10.18    $  11.49     $  10.70
                                                                -------    --------    --------     --------

TOTAL RETURN                                                     (29.06)%    (11.40)%      7.38%       (5.93)%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (thousands)                         $65,323    $137,686    $254,673     $265,544
  Ratio of expenses to average net assets, before                  1.85%       1.82%       1.76%        1.88%
  Ratio of expenses to average net assets, net of                  1.85%       1.82%       1.76%        1.88%
  Ratio of net investment income (loss) to average
    net assets, before reimbursement or waiver                     1.14%       0.09%      (0.01)%       0.70%
  Ratio of net investment income (loss) to average
    net  assets, before reimbursement or waiver                    1.14%       0.09%      (0.01)%       0.70%
  Portfolio Turnover Rate                                        107.19%     112.05%      86.26%       92.85%

                           SMALL CAP ASIA GROWTH FUND

PER SHARE OPERATING PERFORMANCE                           1999      1998          1997         1996       1995(B)
                                                         ------    -------       -------      -------     -------
Net Asset Value, Beginning of Period                               $  7.06       $ 12.24      $  9.76      $10.00
  Net investment income (loss)                                          --         (0.05)       (0.05)       0.02
  Net realized and unrealized gain (loss) from
    investment operations                                            (1.37)        (5.13)        2.54       (0.24)
  Total income (loss) from investment operations                     (1.37)        (5.18)        2.49       (0.22)
  Less distributions:
    Distributions from net investment income                            --            --           --       (0.02)
    Distributions in excess of net investment income                    --            --        (0.01)         --
    Distributions from net realized gains                               --            --           --          --
    Distributions in excess of net  realized gains                      --            --           --          --
Total distributions                                                     --            --        (0.01)      (0.02)
Net asset value, end of period                                     $  5.69       $  7.06      $ 12.24      $ 9.76
                                                                   -------       -------      -------      ------

  TOTAL RETURN                                                      (19.41)%      (42.32)%      25.50%      (4.39)%*

RATIOS/SUPPLEMENTAL DATA
  Net asset, end of period (thousands)                             $18,278       $13,867      $23,796      $8,936
  Ratio of expenses to average net assets, before
    reimbursement or waiver                                           2.86%         2.30%        2.64%       3.51%*
  Ratio of expenses to average net assets, net of
    reimbursement or waiver                                           2.50%         2.30%        2.42%       1.75%*
  Ratio of net investment income (loss)to average
    net assets, before reimbursement or waiver                       (0.57)%       (0.32)%      (0.86)%     (1.24)%*
  Ratio of net investment income (loss)to average
    net assets, before reimbursement or waiver                       (0.21)%       (0.32)%      (0.64)%      0.52%*
  Portfolio Turnover Rate                                           193.48%       187.41%      176.49%      40.22%*

                            TROIKA DIALOG RUSSIA FUND

PER SHARE OPERATING PERFORMANCE                             1999       1998        1997        1996(D)
                                                          --------   --------    ---------    --------
Net Asset Value, Beginning of Period                                 $  17.50    $   11.24    $  12.12
   Net investment income (loss)                                          0.15        (0.01)      (0.05)
   Net realized and unrealized gain (loss) from
     reimbursement or waiver                                           (14.70)        7.57       (0.51)
   Total income (loss) from investment operations                      (14.55)        7.56       (0.56)
   Less distributions:
     Distributions from net investment income                           (0.07)          --          --
     Distributions in excess of net investment income                      --           --          --
     Distributions from net realized gains                              (0.24)       (1.30)      (0.32)
     Distributions in excess of net realized gains                         --           --          --
Total distributions                                                     (0.31)       (1.30)      (0.32)
Net asset value, end of period                                       $   2.64    $   17.50    $  11.24
                                                                     --------    ---------    --------

TOTAL RETURN                                                           (82.99)%      67.50%      (9.01)%*

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (thousands)                             $ 19,147    $ 137,873    $ 13,846
   Ratio of expenses to average net assets, before                       2.64%        2.89%#      5.07%*#
   Ratio of expenses to average net assets, net of                       1.84%        1.85%#      2.65%*#
   Ratio of net investment income (loss) to average
     net assets, before reimbursement or waiver                          0.57%       (1.14)%#    (3.69)%*#
   Ratio of net investment income (loss) to average
     net assets, before reimbursement or waiver                          1.36%       (0.11)%#    (1.27)%*#
   Portfolio Turnover Rate                                              65.76%       66.84%     115.55%

                                GNMA INCOME FUND

PER SHARE OPERATING PERFORMANCE                           1999        1998          1997         1996         1995
                                                        ---------   ---------     ---------    ---------    ---------
Net Asset Value, Beginning of Period                                $    8.40     $    8.12    $    8.19    $    7.60
  Net investment income (loss)                                           0.48          0.51         0.53         0.58
  Net realized and unrealized gain (loss)
    from investment operation                                            0.13          0.29        (0.08)        0.59
  Total income (loss) from investment operations                         0.61          0.80         0.45         1.17
  Less distributions:
   Distributions from net investment income                             (0.48)        (0.52)       (0.52)       (0.58)
   Distributions in excess of net investment income                        --            --           --           --
   Distributions from net realized gains                                   --            --           --           --
   Distributions in excess of net  realized gains                          --            --           --           --
Total distributions                                                     (0.48)        (0.52)       (0.52)       (0.58)
Net asset value, end of period                                      $    8.53     $    8.40    $    8.12    $    8.19
                                                                    ---------     ---------    ---------    ---------

TOTAL RETURN                                                             7.52%        10.20%        5.71%       15.91%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (thousands)                             $ 273,591     $ 158,071    $ 133,777    $ 130,681
  Ratio of expenses to average net assets, before                        1.01%         1.01%        1.05%        1.01%
  Ratio of expenses to average net assets, net of                        1.01%         1.01%        1.05%        1.01%
  Ratio of net investment income (loss) to average
    net assets, before reimbursement or waiver                           5.85%         6.28%        6.56%        7.10%
  Ratio of net investment income (loss) to average
    net assets, before reimbursement or waiver                           5.85%         6.28%        6.56%        7.10%
  Portfolio Turnover Rate                                               54.47%       134.28%      128.76%       30.69%

                               GLOBAL INCOME FUND

PER SHARE OPERATING PERFORMANCE                       1999        1998        1997        1996        1995
                                                    --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period                            $  10.58    $  11.22    $  10.75    $   9.80
  Net investment income (loss)                                      0.90        1.04        1.01        0.96
  Net realized and unrealized gain (loss) from                     (0.07)      (0.50)       0.36        0.95
  Total income (loss) from investment operations                    0.83        0.54        1.37        1.91
  Less distributions:
   Distributions from net investment income                        (0.87)      (0.91)      (0.86)      (0.96)
   Distributions in excess of net investment                          --          --          --          --
   Distributions from net realized gains                           (0.18)      (0.27)      (0.04)         --
                                                                --------    --------    --------    --------
   Distributions in excess of net realized gains                      --          --          --          --
Total distributions                                                (1.05)      (1.18)      (0.90)      (0.96)
Net asset value, end of period                                  $  10.36    $  10.58    $  11.22    $  10.75
                                                                --------    --------    --------    --------

TOTAL RETURN                                                        8.21%       5.00%      13.33%      20.10%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (thousands)                         $ 36,407    $ 23,668    $ 29,110    $ 12,255
  Ratio of expenses to average net assets, before
    reimbursement or waiver                                         1.89%       2.17%       2.33%       3.07%
  Ratio of expenses to average net assets,
    net of reimbursement or waiver                                  1.50%       1.50%       1.50%       2.75%
  Ratio of net investment income (loss) to average
    net assets, before reimbursement or waiver                     10.99%       8.99%       9.49%       9.48%
  Ratio of net investment income (loss) to net
    assets, before reimbursement or waiver                         11.38%       9.66%      10.32%       9.80%
  Portfolio Turnover Rate                                          45.25%     117.94%      71.83%     164.72%

                                    GOLD FUND

PER SHARE OPERATING PERFORMANCE                      1999      1998         1997         1996        1995
                                                    -------   -------     --------     --------    --------
Net Asset Value, Beginning of Period                          $  3.24     $   5.97     $   6.24    $   6.37
  Net investment income (loss)                                     --           --         0.02          --
  Net realized and unrealized gain (loss) from
    investment operations                                       (0.21)       (2.52)        0.50       (0.12)
  Total income (loss) from investment operations                (0.21)       (2.52)        0.52       (0.12)
  Less distributions:
   Distributions from net investment income                        --        (0.21)       (0.79)      (0.01)
   Distributions in excess of net investment
     income                                                        --           --           --          --
   Distributions from net realized gains                           --           --           --          --
   Distributions in excess of net realized gains                   --           --           --          --
Total distributions                                                --        (0.21)       (0.79)      (0.01)
Net asset value, end of period                                $  3.03     $   3.24     $   5.97    $   6.24
                                                              -------     --------     --------    --------

TOTAL RETURN                                                    (6.39)%     (42.98)%       7.84%      (1.89)%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (thousands)                       $50,841     $ 53,707     $109,287    $135,779
  Ratio of expenses to average net assets, before
    reimbursement or waiver                                     1.74%         1.65%        1.60%       1.70%
  Ratio of expenses to average net assets, net of
    reimbursement or waiver                                     1.74%         1.65%        1.60%       1.70%
  Ratio of net investment income (loss) to average
    net assets, before reimbursement or waiver                  0.08%         0.17%       (0.32)%      0.07%
  Ratio of net investment income (loss) to average
    net assets, net of reimbursement or waiver                  0.08%         0.17%       (0.32)%      0.07%
  Portfolio Turnover Rate                                      28.93%        38.32%       31.04%      40.41%

                                   SILVER FUND

PER SHARE OPERATING PERFORMANCE                      1999     1998(E)     1998(F)     1997(F)    1996(F)     1995(F)
                                                    -------   -------     -------    -------     -------     -------
  Net Asset Value, Beginning of Period                        $  3.26     $  3.95     $  4.46    $  4.00     $  3.92
  Net investment income (loss)                                  (0.01)      (0.02)      (0.04)     (0.03)      (0.03)
  Net realized and unrealized gain (loss) from
    investment operations                                       (0.52)      (0.66)      (0.43)      0.51        0.11
  Total income (loss) from investment operations                (0.53)      (0.68)      (0.47)      0.48        0.08
  Less distributions:
    Distributions from net investment income                       --          --          --         --          --
    Distributions in excess of net investment
      income                                                       --       (0.01)      (0.04)     (0.02)
    Distributions from net realized gains                          --          --          --         --          --
    Distributions in excess of net realized gains                  --          --          --         --          --
Total distributions                                                --       (0.01)      (0.04)     (0.02)         --
Net asset value, end of period                                $  2.73     $  3.26     $  3.95    $  4.46     $  4.00
                                                              -------     -------     -------    -------     -------

TOTAL RETURN                                                   (16.26)%    (17.32)%    (10.76)%    12.02%       2.04%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (thousands)                       $25,560     $34,921     $42,035    $73,945     $65,517
  Ratio of expenses to average net assets,
    before reimbursement or waiver                               2.37%*      1.90%       1.96%      1.73%       1.82%
  Ratio of expenses to average net assets, net of
    reimbursement or waiver                                      2.37%*      1.90%       1.96%      1.73%       1.82%
  Ratio of net investment income (loss) to average
    net assets, before reimbursement or waiver                  (0.61)%*    (0.54)%     (0.78)%    (0.72)%     (0.83)%
  Ratio of net investment income (loss) to net
    assets, before reimbursement or waiver                      (0.61)%*    (0.54)%     (0.78)%    (0.72)%     (0.83)%
  Portfolio Turnover Rate                                        5.68%      28.78%      18.76%     44.30%      44.22%

*     Annualized.
(e) Six month period ended December 31, 1998. The Fund changed its fiscal year-end from June 30th to December 31st.
(f)   Fiscal year-end June 30th.

WHERE TO GO FOR MORE INFORMATION

You'll find more information about the Pilgrim Funds in our:

ANNUAL/SEMIANNUAL REPORTS

Include a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditor's reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the Pilgrim Funds. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the Securities and Exchange Commission (SEC).

Please write or call for a free copy of the current Annual/semiannual reports, the SAI or other Fund information, or to make shareholder inquiries:

The Pilgrim Funds 40 North Central Avenue, Suite 1200 Phoenix, AZ 85004

1-800-992-0180

Or visit our website at www.pilgrimfunds.com.

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

Securities and Exchange Commission Public Reference Section Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov.

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

Pilgrim Growth and Income Fund                              811-0865
Pilgrim Global Corporate Leaders Fund                       811-5113
Pilgrim International Fund                                  811-8172
Pilgrim Worldwide Emerging Markets Fund                     811-1838
Pilgrim Global Technology Fund                              811-5113
Pilgrim SmallCap Asia Growth Fund                           811-7287
Pilgrim Troika Dialog Russia Fund                           811-7587
Pilgrim GNMA Income Fund                                    811-2401
Pilgrim Global Income Fund                                  811-4675
Pilgrim Gold Fund                                           811-2881
Pilgrim Silver Fund                                         811-4111

                             PILGRIM GOLDFUND, INC.

                       40 NORTH CENTRAL AVENUE, SUITE 1200
                             PHOENIX, ARIZONA 85004
                                 (800) 992-0180

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 26, 2000

A Prospectus for the Pilgrim Goldfund, Inc. (the "Fund"), dated July 26, 2000, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund or the Fund's Principal
Underwriter, Pilgrim Securities, Inc. ("Pilgrim Securities" or the "Distributor"), at the address listed above. This Statement of Additional Information is not a prospectus and it should be read in conjunction with the Prospectus, dated July 26, 2000, which has been filed with the Securities and Exchange Commission ("SEC"). In addition, the financial statements from the Fund's December 31, 1999 Annual Report are incorporated herein by reference. Copies of the Fund's Prospectus and Annual or Semi-Annual Report may be obtained without charge by contacting the Pilgrim Funds at the address and phone number written above.

                                TABLE OF CONTENTS

HISTORY OF THE FUND.........................................................

MANAGEMENT OF THE FUND......................................................

ADMINISTRATOR...............................................................

EXPENSE LIMITATION AGREEMENT................................................

RULE 12b-1 PLAN.............................................................

INVESTMENT STRATEGIES AND RISKS OF THE FUND.................................

INVESTMENT RESTRICTIONS.....................................................

PORTFOLIO TRANSACTIONS......................................................

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................

DETERMINATION OF SHARE PRICE................................................

SHAREHOLDER INFORMATION.....................................................

SHAREHOLDER SERVICES AND PRIVILEGES.........................................

DISTRIBUTIONS...............................................................

TAX CONSIDERATIONS..........................................................

CALCULATION OF PERFORMANCE DATA.............................................

GENERAL INFORMATION.........................................................

FINANCIAL STATEMENTS........................................................

                               HISTORY OF THE FUND

Pilgrim Goldfund, Inc. (the "Fund") is a corporation formed under the laws of the State of Maryland on May 11, 1988 under the name of Lexington Goldfund, Inc. The Fund was originally organized as a Delaware corporation on December 3, 1975. The Fund is a non-diversified, open-end management investment company. The name of the Fund was changed on July 26, 2000 from Lexington Goldfund to Pilgrim Goldfund, Inc.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

The Fund is managed by its Directors ("Board of Directors"). The Directors and Officers of the Fund are listed below. An asterisk (*) has been placed next to the name of each Director who is an "interested person," as that term is defined in the Investment Company Act of 1940 Act ("1940 Act"), by virtue of that person's affiliation with the Fund, or the Fund's Adviser ("Pilgrim Investments" or the "Adviser"). Unless otherwise noted, the mailing address of the Directors and Officers is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. The Board of Directors governs the Fund and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's performance.

Set forth below is information regarding the Directors of the Fund.

     MARY A. BALDWIN, PH.D. (Age 60) Director. Realtor, Coldwell Banker Success Realty (formerly, The Prudential Arizona Realty) for more than the last five years. Ms. Baldwin is also Vice President, United States Olympic Committee (November 1996 - Present), and formerly Treasurer, United States Olympic Committee (November 1992 - November 1996). Ms. Baldwin is also a Director, Trustee, or a member of the Advisory Board of each of the Funds managed by the Investment Adviser.

     AL BURTON. (Age 72) Director. President of Al Burton Productions for more than the last five years; formerly Vice President, First Run Syndication, Castle Rock Entertainment (July 1992 - November 1994). Mr. Burton is also a Director, Trustee, or a member of the Advisory Board of each of the Funds managed by the Investment Adviser.

     PAUL S. DOHERTY. (Age 66) Director. President, of Doherty, Wallace, Pillsbury and Murphy, P.C., Attorneys. Mr. Doherty was formerly a Director of Tambrands, Inc. (1993 - 1998). Mr. Doherty is also a Director and/or Trustee of each of the Funds managed by the Investment Adviser.

     ROBERT B. GOODE. (Age 69) Director. Currently retired. Mr. Goode was formerly Chairman of American Direct Business Insurance Agency, Inc. (1996
     - 2000), Chairman of The First Reinsurance Company of Hartford (1990-1991) and President and Director of American Skandis Life Assurance Company (1987-1989). Mr. Goode is also a Director and/or Trustee of each of the Funds managed by the Investment Adviser.

     ALAN L. GOSULE. (Age 59) Director. Partner, Rogers & Wells (since 1991). Mr. Gosule is a Director of F.L. Putnam Investment Management Co., Inc, Simpson Housing Limited Partnership, Home Properties of New York, Inc., CORE Cap, Inc. and Colonnade Partners. Mr. Gosule is also a Director and/or Trustee of each of the Funds managed by the Investment Adviser.

     *MARK LIPSON. (Age 51) Director. Formerly Chairman and Director of Pilgrim Advisors, Inc. Director of Pilgrim Funding, Inc. Mr. Lipson was formerly Chairman of Pilgrim Capital Corporation and Northstar Distributors, Inc.; Director of Northstar Administrators Corporation; President of Pilgrim Funding, Inc.; Director, President and Chief Executive Officer of National Securities & Research Corporation; and Director/Trustee and President of the National Affiliated Investment Companies and certain of National's subsidiaries (prior to August 1993). Mr. Lipson is also a Director and/or Trustee of each of the Funds managed by the Investment Adviser.

     WALTER H. MAY. (Age 63) Director. Retired. Mr. May was formerly Managing Director and Director of Marketing for Piper Jaffray, Inc. Mr. May is also a Director and/or Trustee of each of the Funds managed by the Investment Adviser.

     JOCK PATTON. (Age 54) Director. Private Investor. Director of Hypercom Corporation (since January 1999), and JDA Software Group, Inc. (since January 1999). Mr. Patton is also a Director of Buick of Scottsdale, Inc., National Airlines, Inc., BG Associates, Inc. , BK Entertainment, Inc.,
     Arizona Rotorcraft, Inc. and Director and Chief Executive Officer of Rainbow Multimedia Group, Inc. Mr. Patton was formerly Director of Stuart Entertainment, Inc., Director of Artisoft, Inc. (August 1994 - July 1998); President and co-owner of StockVal, Inc. (April 1993 - June 1997) and a Partner and Director of the law firm of Streich, Lang, P.A. (1972 - 1993). Mr. Patton is also a Director, Trustee, or a member of the Advisory Board of each of the Funds managed by the Investment Adviser.

     DAVID W.C. PUTNAM. (Age 60) Director. President and Director of F.L. Putnam Securities Company, Inc. and affiliates. Mr. Putnam is Director of Anchor Investment Trusts, the Principled Equity Market Trust, and Progressive Capital Accumulation Trust. Mr. Putnam was formerly Director of Trust Realty Corp. and Bow Ridge Mining Co. Mr. Putnam is also a Director and/or Trustee of each of the Funds managed by the Investment Adviser.

     JOHN R. SMITH. (Age 76) Director. President of New England Fiduciary Company (since 1991). Mr. Smith is Chairman of Massachusetts Educational Financing Authority (since 1987), Vice Chairman of Massachusetts Health and Education Authority (since 1979), Vice-Chairman of MHI, Inc. (Massachusetts non-profit Energy Purchasers Consortium) (since 1996), and formerly Financial Vice President of Boston College (1970-1991). Mr. Smith is also a Director and/or Trustee of each of the Funds managed by the Investment Adviser.

     *ROBERT W. STALLINGS. (Age 51) Director. Chief Executive Officer and President. Chairman, Chief Executive Officer and President of Pilgrim Group, Inc. ("Pilgrim Group") (since December 1994); Chairman, Pilgrim Investments, Inc. (since December 1994); Chairman, Pilgrim Securities, Inc. ("Pilgrim Securities") (since December 1994); President and Chief Executive

     Officer of Pilgrim Funding, Inc. (since November 1999); and Chairman, President and Chief Executive Officer of Pilgrim Holdings Corporation (Pilgrim Capital Corporation merged into this subsidiary October 29, 1999) (since August 1991). Mr. Stallings is also a Director, Trustee, or a member of the Advisory Board of each of the Funds managed by the Investment Adviser.

     *JOHN G. TURNER. (Age 60) Chairman. Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Co. (since 1993); Chairman of ReliaStar United Services Life Insurance Company and ReliaStar Life Insurance Company of New York (since 1995); Chairman of Northern Life Insurance Company (since 1992); Director of Northstar Investment Management Corporation and affiliates (since October 1993); Chairman and Director/Trustee of the Northstar affiliated investment companies (since October 1993). Mr. Turner was formerly President of ReliaStar Financial Corp. and ReliaStar Life Insurance Co. (1989-1991) and President and Chief Operating Officer of ReliaStar Life Insurance Company (1986-1991). Mr. Turner is also Chairman of each of the Funds managed by the Investment Adviser.

     DAVID W. WALLACE. (Age 76) Director. Chairman of FECO Engineered Systems, Inc. Mr. Wallace is President and Director/Trustee of the Robert R. Young Foundation, Governor of the New York Hospital, Trustee of Greenwit Hospital and Director of UMC Electronics and Zurn Industries, Inc. Mr. Wallace was formerly Chairman of Lone Star Industries, Putnam Trust Company, Chairman of Todd Shipyards, Bangor Punta Corporation, and National Securities & Research Corporation.Mr. Wallace is also a Director and/or Trustee of each of the Funds managed by the Investment Adviser.

The Fund pays each Director who is not an interested person a pro rata share, as described below, of (i) an annual retainer of $20,000; (ii) $5,000 per quarterly Board meeting; (iii) $500 per committee meeting; (iv) $500 per special or telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Fund is based on the Fund's average net assets as a percentage of the average net assets of all the funds managed by the Adviser for which the Directors serve in common as Directors.

COMPENSATION OF DIRECTORS

The following table sets forth information regarding compensation of Directors by the Fund for the fiscal year ended December 31, 1999. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund.

                               COMPENSATION TABLE

                                          Total Compensation       Number of
                            Aggregate       From Fund and       Directorships in
Name of Director           Compensation      Fund Complex         Fund Complex
----------------           ------------      ------------         ------------
S.M.S. Chadha                  $112            $24,006                 15
Robert M. DeMichele            $  0            $     0                 15
Beverly C. Duer                $112            $29,656                 15
Barbara R. Evans               $  0            $     0                 15
Richard M. Hisey               $  0            $     0                  8
Jerard F. Maher                $112            $22,976                 15
Andrew M. McCosh               $112            $24,006                 15
Donald B. Miller               $112            $24,006                 15
John G. Preston                $112            $24,006                 15
Allen H. Stowe                 $112            $12,712                  8

OFFICERS

Unless otherwise noted, the mailing address of the officers is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. The following individuals serve as officers for the Fund:

     James R. Reis, Executive Vice President and Assistant Secretary. (Age 42) Director, Vice Chairman (since December 1994), Executive Vice President (since April 1995), and Director of Structured Finance (since April 1998), Pilgrim Group, Inc. and Pilgrim Investments; Director (since December 1994) and Vice Chairman (since November 1995) of Pilgrim Securities; Executive Vice President, Assistant Secretary and Chief Credit Officer of Pilgrim Prime Rate Trust; Executive Vice President and Assistant Secretary of each of the other Pilgrim Funds. Chief Financial Officer (since December 1993), Vice Chairman and Assistant Secretary (since April 1993) and former President (May 1991 - December 1993), Pilgrim Capital (formerly Express America Holdings Corporation). Presently serves or has served as an officer or director of other affiliates of Pilgrim Capital.

     Stanley D. Vyner, Executive Vice President. (Age 49) President and Chief Executive Officer (since August 1996), Pilgrim Investments; Executive Vice President of most of the other Pilgrim Funds (since July 1996). Formerly Chief Executive Officer (November 1993 - December 1995) HSBC Asset Management Americas, Inc., and Chief Executive Officer, and Actuary (May 1986 - October 1993) HSBC Life Assurance Co.

     James M. Hennessy, Executive Vice President and Secretary. (Age 50) Executive Vice President and Secretary (since April 1998), Pilgrim Capital (formerly Express America Holdings Corporation), Pilgrim Group, Pilgrim Securities and Pilgrim Investments; Executive Vice President and Secretary of each of the other Pilgrim Funds. Formerly Senior Vice President, Pilgrim Capital (April 1995 - April 1998); Senior Vice President, Express America Mortgage Corporation (June 1992 - August 1994) and President, Beverly Hills Securities Corp. (January 1990 - June 1992).

     Michael J. Roland, Senior Vice President and Principal Financial Officer. (Age 41) Senior Vice President and Chief Financial Officer, Pilgrim Group, Pilgrim Investments and Pilgrim Securities (since June 1998); Senior Vice President and Principal Financial Officer of each of the other Pilgrim Funds. He served in same capacity from January, 1995 - April, 1997. Formerly, Chief Financial Officer of Endeaver Group (April, 1997 to June,
     1998).

     Robert S. Naka, Senior Vice President and Assistant Secretary. (Age 36) Senior Vice President, Pilgrim Investments (since November 1999) and Pilgrim Group, Inc. (since August 1999). Senior Vice President and Assistant Secretary of each of the other Pilgrim Funds. Formerly Vice President, Pilgrim Investments (April 1997 - October 1999), Pilgrim Group, Inc. (February 1997 - August 1999). Formerly Assistant Vice President, Pilgrim Group, Inc. (August 1995 - February 1997). Formerly Operations Manager, Pilgrim Group, Inc. (April 1992 - April 1995).

     Robyn L. Ichilov, Vice President and Treasurer. (Age 32) Vice President, Pilgrim Investments (since August 1997), Accounting Manager (since November
     1995). Vice President and Treasurer of most of the other Pilgrim Funds. Formerly Assistant Vice President and Accounting Supervisor for PaineWebber (June 1993 - April 1995).

CODE OF ETHICS

The Fund has adopted a Code of Ethics governing personal trading activities of all Directors and officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code is intended to prohibit fraud against the Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however they are generally required to pre-clear all security transactions with the Fund's Compliance Officer or her designee and to report all transactions on a regular basis.

PRINCIPAL SHAREHOLDERS

As of ____, 2000, the Directors and Officers as a group owned less than 1% of any class of the Fund's outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding Class A shares of the Fund, except as follows. As of ____, 2000, there were no outstanding B, C, or Q shares of the Fund.

[INSERT 5% INFORMATION]

ADVISER

The Adviser for the Fund is Pilgrim Investments. Prior to July 26, 2000, Lexington Management Corporation ("LMC") served as investment adviser to the Fund. On July 26, 2000, Lexington Global Asset Managers, Inc, the indirect parent of LMC, was acquired by ReliaStar Financial Corp., the indirect parent of Pilgrim Investments, Inc.

The Adviser, subject to the authority of the Directors of the Fund, serves as investment adviser to the Fund pursuant to an Investment Management Agreement between the Adviser and the Fund. The Investment Management Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for the Fund.

The Investment Management Agreement requires the Adviser to provide, subject to the supervision of the Board of Directors, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. The Adviser also provides investment research and analysis. The Investment Management Agreement (the "Advisory Agreement") provides that the Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

After an initial two year term, the Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Adviser. The Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Pilgrim Investments is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. As of June ____, 2000, the Adviser had assets under management of approximately $___ billion. Pilgrim Investments, Inc. is a wholly-owned subsidiary of ReliaStar Financial Corp. (NYSE:RLR). Through its subsidiaries, ReliaStar Financial Corp. offers individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products and personal finance education.

The Adviser bears the expense of providing its services. For its services, the Fund pays the Adviser a monthly fee in arrears equal to a percentage of the Fund's average daily net assets during the month. The annual investment management fee for the Fund is ___% of the Fund's average net assets.

The total amount of advisory fees paid by the Fund for fiscal years ended December 31, 1997, 1998, and 1999 were $_____, ______, and _____, respectively.

                                  ADMINISTRATOR

Pilgrim Group, Inc. serves as Administrator for the Fund, pursuant to an Administrative Services Agreement. Subject to the supervision of the Board of Directors, the Administrator provides the overall business management and administrative services necessary to proper conduct the Fund's business, except for those services performed by the Adviser under the Advisory Agreement, the custodian for the Fund under the Custodian Agreement, the transfer agent for the Fund under the Transfer Agency Agreement, and such other service providers as may be retained by the Fund from time to time. The Administrator acts as liaison among these service providers to the Fund. The Administrator is also responsible for ensuring that the Fund operate in compliance with applicable legal requirements and for monitoring the Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Fund. The Administrator is an affiliate of the Adviser. For its services under the Administration Services Agreement, Pilgrim Group, Inc. receives an annual fee equal to 0.10% of the Fund's average daily net assets.

Prior to July 26, 2000,  LMC acted as  administrator  to the Fund and  performed certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian and transfer agent and provides facilities for such services. The Fund reimbursed LMC for its actual cost in providing such services, facilities and expenses.

The total amounts of administrative fees paid by the Fund for the fiscal years ended December 31, 1997, 1998, and 1999 were $______, ______, and ______, respectively.

                          EXPENSE LIMITATION AGREEMENTS

The Adviser has entered into an expense limitation agreement with the Fund, pursuant to which the Adviser has agreed to waive or limit its fees. In connection with this agreement and certain U.S. tax requirements, the Adviser will assume other expenses so that the total annual ordinary operating expenses of the Fund (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Fund's business, and expenses of any counsel or other persons or services retained by the Fund's directors who are not "interested persons" (as defined in the 1940 Act) of the Adviser) do not exceed ___% for Class A, ___% for Class B, ___% for Class C and ____ % for Class Q.

The Fund will at a later date reimburse the Adviser for management fees waived and other expenses assumed by the Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

The expense limitation agreement provides that these expense limitations shall continue until _____, 2001. Thereafter, the agreement will automatically renew for one-year terms unless the Adviser provides written notice of the termination of the agreement to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Advisory Agreement, or it may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to the Adviser at its principal place of business.

DISTRIBUTOR

Shares of the Fund are distributed by Pilgrim Securities pursuant to a Distribution Agreement between the Fund and the Distributor. The Distribution Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Fund. The Fund and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be re-allowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is re-allowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Fund. See the Prospectus for information on how to purchase and sell shares of the Fund, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions re-allowed to selling dealers are not an expense of the Fund and have no effect on the net asset value of the Fund. The Distributor, like the Adviser, is a subsidiary of ReliaStar. Prior to July 26, 2000, the distributor for the Fund was Lexington Funds Distributor, Inc. ("LFD").

                                 RULE 12b-1 PLAN

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan") applicable to each class of shares of the Fund. The Fund intends to operate the Rule 12b-1 Plans in accordance with their terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plan, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of 0.25% for Class A, 1.00 % for Class B, 1.00% for Class C and 0.25% for Class Q shares.

These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, Class C and Class Q shares of the Fund, including payments to dealers for selling shares of the Fund and for servicing shareholders of these classes of the Fund. Activities for which these fees may be used include: promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plan. No more than 0.75% per annum of the Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of the Fund's average net assets held by the Authorized Dealer's clients or customers.

Under the Rule 12b-1 Plan, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B and 1.00% for Class C. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A, B or C shares and in the 1st month following a purchase of Class Q shares. With respect to each 12b-1 Plan, the Distributor shall receive payment without regard to actual distribution expenses it incurs. In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of the Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

In addition to providing for the expenses discussed above, the Rule 12b-1 Plan also recognizes that the Adviser and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Fund's shares and other funds managed by the Adviser. In some instances, additional compensation or promotional incentives may be offered to dealers. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund or other funds managed by the Adviser and/or other events sponsored by dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Fund over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the Fund's shares sold by the dealer during a particular period, and (2) 0.10% of the value of the Fund's shares held by the dealer's customers for more than one year, calculated on an annual basis.

The Rule 12b-1 Plan has been approved by the Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund as defined in the 1940 Act. The Rule 12b-1 Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be committed to the Directors who are not interested persons. The Rule 12b-1 Plan and any distribution or service agreement may be terminated as to the Fund at any time, without any penalty, by such Directors or by a vote of a majority of the Fund's outstanding shares on 60 days written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

In approving the Rule 12b-1 Plan, the Board of Directors has determined that differing distribution arrangements in connection with the sale of new shares of the Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board of Directors, including those Directors who are not interested persons of the Fund, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plan as tailored to each class of the Fund, will benefit the Fund and its respective shareholders.

The Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to the Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors who are not interested persons of the Fund, cast in person at a meeting called for the purpose of voting on any such amendment. The Distributor is required to report in writing to the Board of Directors at least quarterly on the monies reimbursed to it under the Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably be requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.

During the fiscal year ended December 31, 1999, the Fund had a reimbursement style 12b-1 Plan, which provided that the Fund pay distribution fees including payments to the Distributor, at an annual rate not to exceed 0.25% of its average daily net assets for distribution services. Under this 12b-1 Plan, the Fund, either directly or through the Adviser, would make payments periodically
(i) to the Distributor or to select broker/dealers, (ii) to other persons who have entered into shareholder processing and service agreements with the Adviser or with the Distributor, with respect to Fund shares owned by shareholders for which such broker-dealers were the dealer or holder of record, or (iii) for expenses associated with distribution of Fund shares, including the compensation of the sales personnel of the Distributor; payments of no more than an effective annual rate of 0.25%, or such lesser amounts as the Distributor determines appropriate.

SHAREHOLDER SERVICING AGENT

Pilgrim Group, Inc. serves as Shareholder Servicing Agent for the Fund. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. The Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

OTHER EXPENSES

In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with the Adviser. Most Fund expenses are allocated proportionately among all of the outstanding shares of the Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

                   INVESTMENT STRATEGIES AND RISKS OF THE FUND

The Fund's performance and ability to meet its objective will generally be largely dependent on the market value of gold. The Fund's professional management seeks to maximize on advances and minimize on declines by monitoring and anticipating shifts in the relative values of gold and the equity securities of companies engaged in mining or processing gold ("gold-related securities"). The Fund may also invest in other precious metals, including platinum, palladium and silver. A substantial portion of the Fund's investments will be in the securities of foreign issuers. There can be no assurance that the Fund's objective will be achieved.

The Fund is of the belief that a gold investment medium will over the long term, protect capital from adverse monetary and political developments of a national or international nature and, in the face of what appears to be continuous worldwide inflation, may offer better opportunity for capital growth than many other forms of investment. Throughout history, gold has been thought of as the most basic monetary standard. Investments in gold may provide more of a hedge against currencies with declining buying power, devaluation, and inflation than other types of investments. Of course, there can be no assurance that management's belief will be realized or that the investment objective will be achieved.

To the extent that investments in gold and gold related securities appreciate in value relative to the U.S. dollar, the Fund's investments may serve to offset erosion in the purchasing power of the U.S. dollar.

The Fund may invest in debt securities of companies engaged in mining and processing gold. These debt securities can be expected to be comparable to that of other debt obligations and generally will not react to fluctuations in the price of gold. An investment in the debt instruments of these companies, therefore, cannot be expected to provide the hedge against inflation that may be provided through investments in equity securities of companies engaged in such activities and can be expected to fluctuate inversely with prevailing interest rates.

It is anticipated that, except for temporary defensive or liquidity purposes, 65% of the total assets of the Fund will be invested in gold and gold-related securities. At any time management deems it advisable for defensive or liquidity purposes, the Fund may hold cash or cash equivalents in the currency of any major industrial nation, and invest in, or hold unlimited amounts of debt obligations of the United States Government or its political subdivisions, and money market instruments including repurchase agreements with maturities of seven days or less and Certificates of Deposit.

It is the Adviser's present  intention to manage the Fund's  investments so that
(i) less than half of the value of its portfolio will consist of gold or other precious metals and (ii) more than half of the value of its portfolio will be invested in gold- related securities, including securities of foreign issuers. Although the Fund's Board of Directors' present policy prohibits investments in speculative securities trading at extremely low prices and in relatively illiquid markets, investments in such securities can be made when and if the Board determines such investments to be in the best interests of the Fund and its shareholders. The policies set forth in this paragraph are subject to change by the Board of Directors of the Fund, in its sole discretion.

The Fund may purchase stock equivalents including warrants, option, convertible debt securities and depository receipts. The common stock equivalents may be converted into or provide the holder with the right to common stock. These investments are made in order to limit the risk of a substantial increase in the market price of a security (or an adverse movement in its applicable currency).

A warrant typically is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

The Fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the U.S. dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. The Fund may purchase put and call options on stock indices in order to hedge against risks of stock market or industry wide stock price fluctuations.

A convertible security is a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

Depositary receipts include American depositary receipts ("ADRs"), European depositary receipts ("EDRs"), global depositary receipts ("GDRs") and other similar instruments. Depositary receipts are receipts typically issued in connection with a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

The Fund may also invest in other types of equity securities including preferred stocks. A preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not normally carry voting rights.

The Fund may invest in high yield, lower rated debt securities known as "junk bonds." Junk bonds are debt obligations rated below investment grade and non-rated securities of comparable quality. Junk bonds are considered speculative and thus pose a greater risk of default than investment grade securities. Investments of this type are subject to greater risk of loss of principal and interest, but in general provide higher yields than higher rated debt obligations. Bonds issued by companies domiciled in emerging markets are usually rated below investment grade.

The Fund may invest up to 10% of its total assets in shares of other investment companies that invest in securities in which it may otherwise invest.

The Fund may invest in fixed-rate and floating- or variable-rate U.S. government securities. The U.S. Government guarantees payments of interest and principal of U.S. Treasury bills, notes and bonds, mortgage-related securities and other securities issued by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, for example those issued by the Federal Home Loan Bank, whereas others, such as those issued by the FNMA, Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury.

Short-term U.S. government securities generally are considered to be among the safest short-term investments. However, the U.S. government does not guarantee the net asset value of the Funds' shares. With respect to U.S. government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities. Accordingly, such U.S. government securities may involve risk of loss of principal and interest.

SETTLEMENT TRANSACTIONS

When the Fund enters into contracts for purchase or sale of a portfolio security denominated in a foreign currency, it may be required to settle a purchase transaction in the relevant foreign currency or receive the proceeds of a sale in that currency. In either event, the Fund will be obligated to acquire or dispose of such foreign currency as is represented by the transaction by selling or buying an equivalent amount of United States dollars. Furthermore, the Fund may wish to "lock in" the United States dollar value of the transaction at or near the time of a purchase or sale of portfolio securities at the exchange rate or rates then prevailing between the United States dollar and the currency in which the foreign security is denominated. Therefore, the Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging".

To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e. cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.

PORTFOLIO HEDGING

Some or all of the Fund's portfolio will be denominated in foreign currencies. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in United States dollars is subject to fluctuations in the exchange rate between such foreign currencies and the United States dollar. When, in the opinion of the Adviser it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, the Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. This technique is known as "portfolio hedging" and moderates or reduces the risk of change in the United States dollar value of the Fund's portfolio only during the period before the maturity of the forward contract (which will not be in excess of one year).

The Fund may hedge against changes in financial markets, currency rates and interest rates. The Fund may hedge with "derivatives." Derivatives are instruments whose value is lined to, or derived from, another instrument, like an index or a commodity. The Fund, for hedging purposes only, may also enter into forward foreign currency exchange contracts to increase its exposure to a foreign currency that the Adviser expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any deemed appropriate by the investment adviser or sub-adviser. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Fund will not enter into forward foreign currency exchange transactions for speculative purposes. The Fund intends to limit transactions as described in this paragraph to not more than 70% of the total Fund assets.

FUTURES, SWAPS AND OPTIONS ON FUTURES

An interest rate futures contract is an agreement to purchase or sell debt securities, usually U.S. government securities, at a specified date and price. For example, the fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. The Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase. The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

Equity swaps allow the parties to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment Equity swaps transitions may be volatile and may present the fund with counterparty risks.

REPURCHASE AGREEMENTS

A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Under the Investment Company Act, repurchase agreements are considered to be loans by the Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security. The Fund intends to limit repurchase agreements to transactions with institutions believed by the Adviser to present minimal credit risk. Although the Fund may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment policies and restrictions, it is the Fund's present intention to enter into repurchase agreements only with respect to obligations of the United States government or its agencies or instrumentalities to meet anticipated redemptions or pending investments or reinvestment of Fund assets in portfolio securities. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States government securities. In addition if bankruptcy proceedings are commenced with respect to the seller, be subject to risks associated with changes in market value of the collateral securities. The Fund intends to limit repurchase agreements to institutions believed by the Adviser to present minimal credit risk. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and all other illiquid securities when taken together would exceed 15% of the total assets of the Fund. The Fund treats any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. The Fund also treats repurchase agreements with maturities in excess of seven days as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the Securities Act of 1933 and that, subject to the review by the Board of Directors and guidelines adopted by the Board of Directors, the Adviser has determined to be liquid.

REVERSE REPURCHASE AGREEMENTS

The Fund may purchase reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds and agrees to repurchase the same security at an agreed-upon price and date.

WHEN ISSUED AND FORWARD COMMITMENT SECURITIES

The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Fund, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if the investment adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments. The Fund may purchase U.S. government or other securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. The price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to a fund. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it supports its obligation with collateral assets equal to the value of the when-issued or forward commitment securities and causes the collateral assets to be marked to market daily. There is a risk that the securities may not be delivered and that the fund may incur a loss.

FORWARD CURRENCY CONTRACTS

A forward currency contract is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund generally does not enter into forward contracts with terms greater than one year. The Fund generally enters into forward contracts only under two circumstances. First, if the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Adviser believes that the currency of a particular foreign country will substantially rise or fall against the U.S. dollar, it may enter into a forward contract to buy or sell the currency approximating the value of some or all of a fund's portfolio securities denominated in such currency. The Fund will not enter into a forward contract if, as a result, it would have more than one-third of total assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has caused its custodian to segregate segregable assets having a value sufficient to cover its obligations). Although forward contracts are used primarily to protect the Fund from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

Investors should recognize that investing in securities of foreign companies and in particular securities of companies domiciled in or doing business in emerging markets and emerging countries involves certain risk considerations, including those set forth below, which are not typically associated with investing in securities of U.S. companies.

FOREIGN CURRENCY CONSIDERATIONS

The Fund's assets will be invested in securities of foreign companies and substantially all income will be received by the Fund in foreign currencies. However, the Fund will compute and distribute its income in dollars, and the computation of income will be made on the date of its receipt by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which the Fund receives its income falls relative to the dollar between receipt of the income and the making of Fund distributions, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in dollars to meet distribution requirements.

The value of the assets of the Fund as measured in dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

RISKS ASSOCIATED WITH HEDGING TRANSACTIONS

Hedging transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

In addition, the Fund pays commissions and other costs in connection with such investments. Losses resulting from the use of hedging transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if hedging transactions had not been used.

RISKS OF HEDGING TRANSACTIONS OUTSIDE THE UNITED STATES

When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (5) lower trading volume and liquidity.

INVESTMENT AND REPATRIATION RESTRICTIONS

Some foreign countries may have laws and regulations which currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain foreign countries through investment funds which have been specifically authorized. The Fund may invest in these investment funds subject to the provisions of the 1940 Act as discussed below under "Investment Restrictions". If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Investment Adviser), but also will bear indirectly similar expenses of the underlying investment funds.

In addition, prior governmental approval for foreign investments may be required under certain circumstances in some foreign countries, while the extent of foreign investment in domestic companies may be subject to limitation in other foreign countries. Foreign ownership limitations also may be imposed by the charters of individual companies in foreign countries to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some foreign countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

FOREIGN SECURITIES MARKETS

Trading volume on foreign country stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is substantially less than in the U.S. and, consequently, volatility of price can be greater than in the U.S. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable.

Companies in foreign countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S. Further, these Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

ECONOMIC AND POLITICAL RISKS

The economies of individual foreign countries in which the Fund invests may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of foreign countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The export driven nature of Asian economies is often dependent on the strength of their trading partners in the United States and Europe, although growing intra-regional trade is seen mitigating some of this external dependence.

With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the Fund's investments in those countries. In addition, it may be more difficult to obtain a judgement in a court outside of the United States.

FLUCTUATIONS IN THE PRICE OF GOLD

The price of gold has been subject to dramatic downward and upward price movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of the Fund's investments in such securities may also be affected.

POTENTIAL EFFECT OF CONCENTRATION OF SOURCE OF SUPPLY AND CONTROL OF SALES

The two largest national producers of gold bullion are the Republic of South Africa and the United States of America. Changes in political and economic conditions affecting either country may have direct impact on that country's sales of gold. Under South African law, the only authorized sales agent for gold produced in South Africa is the Reserve Bank of South Africa, which through its retention policies controls the time and place of any sale of South African bullion. The South African Ministry of Mines determines gold mining policy. South Africa depends predominately on gold sales for the foreign exchange necessary to finance its imports, and its sales policy is necessarily subject to national economic and political developments.

INVESTMENTS IN GOLD BULLION

Unlike certain more traditional investment vehicles such as savings deposits and stocks and bonds, which may produce interest or dividend income, gold bullion earns no income return. Appreciation in the market price of gold is the sole manner in which the Fund will be able to realize gains on its investment in gold bullion. Furthermore, the Fund may encounter storage and transaction costs in connection with its ownership of gold bullion which may be higher than those attendant to the purchase, holding and disposition of more traditional types of investments.

INTERNATIONAL AND DOMESTIC MONETARY SYSTEMS

Substantial amounts of gold bullion serving as primary official reserve assets play a major role in the international monetary system. Since December 31, 1974, when it again became legal to invest in gold, several new markets have developed in the United States. In connection with this legalization of gold ownership, the U.S. Treasury and the International Monetary Fund embarked upon programs to dispose of substantial amounts of gold bullion.

                             INVESTMENT RESTRICTIONS

The Fund's investment objective, as described under "investment policy" and the following investment restrictions are matters or fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

     (1)  the Fund will not issue any senior  security  (as  defined in the 1940
          Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

     (2) at the end of each quarter of the taxable year, (i) with respect to at least 50% of the market value of the Fund's assets, the Fund may invest in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purchases of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

     (3) the Fund will not concentrate its investments by investing more than 25% of its assets in the securities of issuers in any one industry. This limit will not apply to gold and gold-related securities, and to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

     (4) the Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, and may enter into forward currency contracts. Transactions in gold, platinum, palladium or silver bullion will not be subject to this restriction.

     (5) the Fund will not purchase real estate, interests in real estate or real estate limited partnership interest except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

     (6) the Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations,
          (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

     (7) the Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber then in an amount not exceeding one-third of the value of its total assets; and
          (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduced its borrowings to the extent necessary to meet the 300% test. The Fund will only invest in reverse repurchase agreements up to 5% of the Fund's total assets.

     (8) the Fund will not act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

In additional to the above fundamental restrictions, the Fund has undertaken the following non fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

     (1) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

     (2) The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

     (3) The Fund will not write, purchase or sell puts or calls on underlying securities. However, the Fund may invest up to 15% of the value of its assets in warrants. This restriction on the purchase of warrants does not apply to warrants attached to, or otherwise included in, a unit with other securities.

     (4) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     (5) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

     (6) The Fund will not invest for the purpose of exercising control over or management of any company.

     (7) The Fund will not participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the investment adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

                             PORTFOLIO TRANSACTIONS

     As a general matter, purchases and sales of gold and portfolio securities by the Fund are placed by the Investment Adviser with brokers and dealers who in its opinion will provide the Fund with the best combination of price (inclusive of brokerage commissions) and execution for its orders. However, pursuant to the Fund's investment management agreement, management consideration may be given in the selection of broker-dealers to research provided and a fee higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934 are met.
Section 28(e) of the Securities Exchange Act of 1934 was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances, provided that the person so exercising investment discretion makes a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion."

     Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services ("soft dollars") might exceed commissions that would be payable for execution services alone. Nor generally can the value of research services to the Fund be measured. Research services furnished might be useful and of value to the Investment Adviser and its affiliates, in serving other clients as well as the Fund.

     On the other hand, any research services obtained by the Investment Adviser or its affiliates from the placement of portfolio brokerage of other clients might be useful and of value to the Investment Adviser in carrying out its obligations to the Fund. As a general matter, it is the Fund's policy to execute in the U.S. all transactions with respect to securities traded in the U.S. and to execute its gold transactions in the U.S. except when better price and execution can, in the judgement of management of the Fund, be obtained elsewhere. Over-the-counter purchases and sales are normally made with principal market makers, except where, in the opinion of management, the best executions are available elsewhere.

     In addition, the Fund may from time to time allocate brokerage commissions to firms which furnish research and statistical information to the Investment Adviser or which render to the Fund services which the Investment Adviser is not required to provide. The supplementary research supplied by such firms is useful in varying degrees and is of indeterminable value. No formula has been established for the allocation of business to such brokers.

     The Fund paid brokerage commissions and portfolio turnover rates are as follows:

                          Total Brokerage        Soft Dollar         Portfolio
                          Commission Paid      Commission Paid     Turnover Rate
                          ---------------      ---------------     -------------
1997                         $ 223,351            $ 42,728             38.32%
1998                         $ 124,761            $ 31,159             28.93%
1999                         $________            $_______             _____%

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Prospectus under "Shareholder Guide." Shares of the Fund are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Fund's transfer agent, State Street Bank & Trust Company ("Transfer Agent"), plus, for Class A, a varying sales charge depending upon the amount of money invested, as set forth in the Prospectus.

SPECIAL PURCHASES AT NET ASSET VALUE

Class A shares of the Fund may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A Shares of the Fund (or shares of other funds managed by the Adviser in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

Class A Shares of the Fund may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and the Distributor has determined in its discretion that the unaffiliated fund invests primarily in the same types of securities as the Pilgrim Fund purchased.

Additionally, Class A Shares of the Fund may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that the Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Fund (or the other open-end Pilgrim Funds) the Distributor may pay the selling firm 0.25% of the Offering Price.

The officers, directors and bona fide full-time employees of the Fund and the officers, directors and full-time employees of the Adviser, any Sub-Adviser, the Distributor, any service provider to the Fund or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Adviser or any Sub-Adviser, may purchase Class A Shares of the Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. The Fund may, under certain circumstances, allow registered investment advisers to make investments on behalf of their clients at net asset value without any commission or concession.

Class A shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Adviser. Class A shares may also be purchased without a sales charge by (i) shareholders who have authorized the automatic transfer of dividends from the same class of another Pilgrim Fund distributed by the Distributor or from Pilgrim Prime Rate Trust; (ii) registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any one or more Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the Pilgrim Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the Pilgrim Funds; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); and (vi) any registered investment company for which Pilgrim Investments, Inc. serves as adviser.

The Fund may terminate or amend the terms of these sales charge waivers at any time.

LETTERS OF INTENT AND RIGHTS OF ACCUMULATION

An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the Pilgrim Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Adviser's funds (excluding Pilgrim General Money Market Shares) acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at Pilgrim Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

The value of shares of the Fund plus shares of the other open-end funds distributed by the Distributor (excluding Pilgrim General Money Market Shares) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge apply to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

The reduced sales charge also apply on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

Shares of the Fund and other open-end Pilgrim Funds (excluding Pilgrim General Money Market Shares) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A Shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

REDEMPTIONS

Payment to shareholders for shares redeemed will be made within seven days after receipt by the Fund's Transfer Agent of the written request in proper form, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received good payment.

Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Fund has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contains a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event the Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where the Fund has previously waived the minimum investment requirements.

The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Certain purchases of Class A shares and most Class B and Class C shares may be subject to a CDSC. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus.

No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period, (ii) resulted from reinvestment of distributions on CDSC shares, or (iii) were exchanged for shares of another fund managed by the Adviser, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

The CDSC or redemption fee will be waived for certain redemptions of shares upon
(i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

REINSTATEMENT PRIVILEGE

If you sell Class B or Class C shares of a Pilgrim Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

CONVERSION OF CLASS B SHARES

A shareholder's Class B shares will automatically convert to Class A shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling, if the Investment Adviser deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes.

                          DETERMINATION OF SHARE PRICE

The Fund calculates net asset value as of the close of normal trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time) each business day. It is expected that the New York Stock Exchange will be closed on Saturdays and Sundays and on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Per share net asset value is calculated by dividing the value of the Fund's total net assets by the total number of the Fund's shares then outstanding.

Portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed-income securities, the mean between the closing bid and asked price. Securities for which market quotations are not readily available or which are illiquid are valued at their fair values as determined in good faith under the supervision of the Funds' officers, and by the Adviser and the Board, in accordance with methods that are specifically authorized by the Board. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded.

The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Boards. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of the Fund's shares even without any change in the foreign-currency denominated values of such securities.

Because foreign securities markets may close before the Fund determines its net asset value, events affecting the value of portfolio securities occurring between the time prices are determined and the time the Fund calculates its net asset value may not be reflected unless the Adviser, under supervision of the Board, determines that a particular event would materially affect the Fund's net asset value.

The price of gold bullion or other precious metals is determined by measuring the mean between the closing bid and asked quotations of precious metals bullion set at the time of the close of the New York Stock Exchange, as supplied by the Fund's custodian bank or other broker-dealers or banks approved by the Funds, on each date that the Exchange is open for business.

                             SHAREHOLDER INFORMATION

Certificates representing shares of the Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

The Fund reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of the Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SHAREHOLDER SERVICES AND PRIVILEGES

As discussed in the Prospectus, the Fund provides a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of the Fund on a regular basis. Such a Program may be started with an initial investment

($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the Fund. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

For investors purchasing shares of the Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of the Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of the Fund will not be issued unless the shareholder requests them in writing.

SELF-EMPLOYED AND CORPORATE RETIREMENT PLANS

For self-employed individuals and corporate investors that wish to purchase shares of the Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that Investors Fiduciary Trust Company, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the Fund.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Fund. Employers who wish to use shares of the Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

INDIVIDUAL RETIREMENT ACCOUNTS

Investors having earned income are eligible to purchase shares of the Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Fund). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Fund. An IRA using shares of the Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in
Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES

As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

(1) Telephone redemption and/or exchange instructions received in good order before the pricing of the Fund on any day on which the New York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).

(2) Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180 and selecting option 3.

(3) The Fund will not permit exchanges in violation of any of the terms and conditions set forth in the Fund's Prospectus or herein.

(4) Telephone redemption requests must meet the following conditions to be accepted by the Fund:

     (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous sixty (30) days.

     (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.

     (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a 30 day period.

     (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

     (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

(5)  If the exchange  involves the  establishment  of a new account,  the dollar
     amount  being  exchanged  must  at  least  equal  the  minimum   investment
     requirement of the Pilgrim Fund being acquired.

(6) Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

(7) Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to Pilgrim at P.O. Box 419368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.

(8) If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

(9) Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Fund's then-current prospectus.

(10) Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account in any fixed amount in excess of $100 to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by the relevant Fund.

During the withdrawal period, you may purchase additional shares for deposit to your account, subject to any applicable sales charge, if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200, whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, B or C shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of the Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.

                                  DISTRIBUTIONS

The Fund intends to pay annual dividends from investment income, if earned and as declared by its Board of Directors. The Board of Directors may, at its discretion, elect to retain or declare and pay distributions from any realized security profits.

Any dividends and distribution payments will be reinvested at net asset value, without sales charge, in additional full and fractional shares of the Fund unless and until the shareholder notifies State Street Bank and Trust Company (the "Transfer Agent") in writing that he wants to receive his payments in cash. This request must be received by the Transfer Agent at least seven days before the dividend record date. Upon receipt by the Transfer Agent of such written notice, all further payments will be made in cash until written notice to the contrary is received. An account of such shares owned by each shareholder will be maintained by the Transfer Agent.

Shareholders whose accounts are maintained by the Agent will have the same rights as other shareholders with respect to shares so registered (see "How to Purchase Shares" in the Prospectus).

                               TAX CONSIDERATIONS

Information set forth in the Prospectus and this SAI is only a summary of certain key tax considerations generally affecting purchasers of shares of the Fund. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal, state and local tax treatment of the Fund or the implications to shareholders, and the discussions here and in the Fund's Prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count toward satisfaction of the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund's shareholders.

In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Fund that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the next taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the dividend-received deduction.

Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4):
(i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon the Fund's disposition of domestic "small business" stock will be subject to tax.

Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for non corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional Fund shares or shares of another portfolio (or another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although they economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an exempt recipient (such as a corporation).

SALE OR REDEMPTION OF SHARES

A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and
(4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at the rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; STATE AND LOCAL TAX CONSIDERATIONS

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                         CALCULATION OF PERFORMANCE DATA

For the purpose of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the SEC ("SEC rules"), funds advertising performance must include total return quotes calculated according to the following formula:

                     n
               P(l+T)  = ERV

Where:    P = a hypothetical  initial payment of $1,000
          T = average annual total return
          n = number of years (1, 5 or 10)
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard and Poor's 500 Stock Index or the Dow Jones Industrial Average, the Fund calculates its aggregate total return for the specified periods of time assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

                               GENERAL INFORMATION

CUSTODIAN

Chase  Manhattan  Bank,  N.A.,  1211 Avenue of the Americas,  New York, New York
10036 has been retained to act as the Custodian for the Fund's portfolio securities including those to be held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the S.E.C. and for the Fund's domestic securities and other assets. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181, has been retained to act as the transfer agent and dividend disbursing agent. Neither Chase Manhattan Bank, N.A. nor State Street Bank and Trust Company have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.

LEGAL COUNSEL

Legal matters for the Fund are passed upon by _________________________________.

INDEPENDENT AUDITORS

______________________________________________  has been selected as independent auditors for the Fund for the fiscal year ending December 31, 2000.

OTHER INFORMATION

The Fund is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Fund by any governmental agency. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Fund's Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Fund will be kept informed of their progress through semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by independent certified public accountants.

REPORTS TO SHAREHOLDERS

The fiscal year of the Fund ends on December 31. The Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

                              FINANCIAL STATEMENTS

The financial statements from the Fund's December 31, 1999 Annual Report are incorporated herein by reference. Copies of the Fund's Annual and Semi-Annual Reports may be obtained without charge by contacting Pilgrim Funds at Suite 1200, 40 North Central Avenue, Phoenix, Arizona 85004, (800) 992-0180.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS - LIST

     The Annual Report for the year ending December 31, 1999 was filed electronically on February 28, 2000 (as form type N-30D).

     (a)  FINANCIAL STATEMENTS:

          Report of Independent Auditors dated February 7, 2000

          Statement of Net Assets (including the Portfolio of Investments) at December 31, 1999

          Statement of Assets and Liabilities at December 31, 1999

          Statement of Operations for the year ended December 31, 1999

          Statement of Changes in Net Assets for the year ended December 31, 1999 and 1998

          Notes to Financial Statements

          Schedules II-VII and other Financial Statements, for which provisions are made in the applicable accounting regulations of the Securities and Exchange Commission, are omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto.

          (1)  Includes the information required by Schedule I.

          (2) Includes the information required by the Statement of Realized Gain or Loss on Investments

     (b)  EXHIBITS:

          1. Articles of Incorporation - Filed electronically 4/29/96 - Incorporated by reference

          2.   By-Laws - Filed electronically 3/3/97 - Incorporated by reference

          3.   Not Applicable

          4. Rights of Holders - Filed electronically 3/2/98 Incorporated by reference

          5.   Investment  Advisory  Agreement between  Registrant and Lexington
               Management   Corporation   -  Filed   electronically   4/29/96  -
               Incorporated by reference

          6. Distribution Agreement between Registrant and Lexington Funds Distributor, Inc. - Filed electronically 3/3/97 - Incorporated by reference

          7. Retirement Plan for Eligible Directors - Filed electronically 3/2/98 - Incorporated by reference

          8a. Custodian Agreement between Registrant and Chase Manhattan Bank - Filed 4/29/96 - Incorporated by reference

          8b.  Transfer  Agency  Agreement  between  Registrant and State Street
               Bank  and  Trust  Company  -  Filed   electronically   4/29/96  -
               Incorporated by reference

          9. Form of Administrative Services Agreement between Registrant and Lexington Management Corporation - Filed electronically 4/29/96 - Incorporated by reference

          10.  Opinion of Counsel as to Legality of Securities  being registered
               - Filed electronically 3/2/98 - Incorporated by reference

          11.  Consents

               (a) Consent of Counsel - To be filed

               (b) Consent of Independent Auditors - To be filed

          12.  Not Applicable

          13.  Not Applicable

          14. Retirement Plans - Filed electronically 4/29/96 - Incorporated by reference

          15. Distribution Plan under Rule 12b-1 and Related Agreements - Filed electronically 3/3/97 - Incorporated by reference

          16.  Performance    Calculation   -   Filed   electronically    3/2/98
               -Incorporated by reference

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

     None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

     State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.

     The following information is given as of April 16, 2000:

     Title of Class                          Number of Record Holders
     --------------                          ------------------------
     Capital Stock                                    483
     ($0.001 par value)

ITEM 27. INDEMNIFICATION

     State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

     Under the terms of the Maryland General Corporation Law and the Company's By-Laws, the Company may indemnify any person who was or is a director, officer or employee of the Company to the maximum extent permitted by the Maryland General Corporation Law; provided, however, that Company only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Board of Directors, by a majority vote of a quorum which consists of directors who are neither "interested persons" of Company as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or if a quorum of such directors so directs by independent legal counsel in a written opinion. No indemnification will be provided by the Company to any director or officer of the Company of any liability to the Company or Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser of the Registrant, and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

     See Prospectus Part A and Statement of Additional Information Part B ("Management of the Fund").

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) Lexington Money Market Trust
         Lexington Growth and Income Fund, Inc.
         Lexington GNMA Income Fund, Inc.
         Lexington Global Income Fund
         Lexington Worldwide Emerging Markets Fund, Inc.
         Lexington Goldfund, Inc.
         Lexington Global Corporate Leaders Fund, Inc.
         Lexington Natural Resources Trust
         Lexington Corporate Leaders Trust Fund
         Lexington Silver Fund, Inc.
         Lexington International Fund, Inc.
         Lexington Emerging Markets Fund, Inc.
         Lexington Small Cap Asia Growth Fund, Inc.
         Lexington Troika Dialog Russia Fund, Inc.
         Lexington Global Technology Fund, Inc.

     (b)

                           Position and Offices                Position and
Name and Principal            with Principal                   Offices with
 Business Address               Underwriter                     Registrant
 ----------------               -----------                     ----------
Peter Corniotes*        Assistant Secretary              Asst. Secretary

Lisa A. Curcio*         Vice President and Secretary     Vice President and
                                                         Secretary

Robert M. DeMichele*    Chief Executive Officer          Chairman of the Board
                        and Chairman                     and President

Richard M. Hisey*       Chief Financial Officer,         Vice President and
                        Managing Director & Director     Chief Financial Officer

Richard Lavery*         Vice President                   Vice President

Janice McInerney*       Assistant Treasurer              None

----------
*  P.O. Box 1515
   Saddle Brook, New Jersey 07663

     (c)  Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270, 31a-1 to 31a-3) promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.

     The Registrant, Lexington Goldfund, Inc., Park 80 West - Plaza Two, Saddle Brook, New Jersey 07663 will maintain physical possession of such of each such account, book or other document of the Company, except for those maintained by the Registrant's Custodian, Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036, or Transfer Agent, State Street Bank and Trust Company, c/o National Financial Data Services, City Center Square, 1100 Main, Kansas City, Missouri 64105.

ITEM 31. MANAGEMENT SERVICES

     Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A or B of this Form (because the contract was not believed to be material to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom for the last three fiscal years.

     None.

ITEM 32. UNDERTAKINGS

     The Registrant, Lexington Goldfund, Inc., undertakes to furnish a copy of the Fund's latest annual report, upon request and without charge, to every person to whom a prospectus is delivered.

     The Registrant will hold a meeting of its public shareholders, if requested to do so by the holders of at least 10 percent of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Amendment to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Saddle Brook and State of New Jersey, on the 26th day of May, 2000.

                                             LEXINGTON GOLDFUND, INC.

                                             /s/ Robert M. DeMichele
                                             ---------------------------
                                             By: Robert M. DeMichele
                                                 Chairman of the Board

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                           Title                        Date
       ---------                           -----                        ----

/s/ Robert M. DeMichele        Chairman of the Board                May 26, 2000
---------------------------    Principal Executive Officer
Robert M. DeMichele

/s/ Richard M. Hisey           Principal Financial and              May 26, 2000
---------------------------    Accounting Officer
Richard M. Hisey

/s/ Lisa Curcio                Principal Compliance Officer         May 26, 2000
---------------------------
Lisa Curcio

*SMS Chadha                    Director                             May 26, 2000
---------------------------
SMS Chadha

* Beverley C. Duer, P.E.       Director                             May 26, 2000
---------------------------
Beverley C. Duer

/s/ Barbara R. Evans           Director                             May 26, 2000
---------------------------
Barbara R. Evans

*Jerard F. Maher               Director                             May 26, 2000
---------------------------
Jerard F. Maher

*Andrew M. McCosh              Director                             May 26, 2000
---------------------------
Andrew M. McCosh

/s/ Donald B. Miller           Director                             May 26, 2000
---------------------------
Donald B. Miller

/s/ Allen H. Stowe             Director                             May 26, 2000
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Allen H. Stowe

*By: /s/ Lisa Curcio
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    Lisa Curcio
    Attorney-in-Fact

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